EXECUTION VERSION

FIRST AMENDMENT TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of this 28th day of February, 2012 by and among AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation and the sole member of the sole general partner of Borrower (“Parent”), and RBS CITIZENS, N.A., a national banking association, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), as L/C Issuer and as Swing Line Lender.

W I T N E S S E T H:

WHEREAS, Borrower, Parent, the Administrative Agent and the Lenders are parties to a certain Credit Agreement dated as of August 17, 2011 (together with any modifications and amendments, collectively, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement to provide for an increase in the amount of the Aggregate Commitments in accordance with Section 2.15 of the Credit Agreement from $115,00,000.00 to $220,000,000.00; and

WHEREAS, the Administrative Agent and the Lenders have agreed to so amend certain terms and conditions of the Credit Agreement, all on the terms and conditions set forth below in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized undefined terms used in this Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.
2.	Amendments to Credit Agreement. The Credit Agreement is amended as of the First Amendment Effective Date (as defined below), as follows:

a.	Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Aggregate Commitments” and “Consolidated EBITDA” in their entirety therefrom and substituting the following in lieu thereof:

“Aggregate Commitments” means the Commitments of all the Lenders, which, prior to the First Amendment Effective Date, totaled One Hundred Fifteen Million Dollars ($115,000,000.00) and as of the First Amendment Effective Date, total Two Hundred Twenty Million Dollars ($220,000,000.00).

“Consolidated EBITDA” means, for any Person for any period, an amount equal to (a) Consolidated Net Income for the trailing three months, plus (b) the sum of the following (without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period): (i) income tax expense; (ii) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness; (iii) depreciation and amortization expense; (iv) amortization of intangibles (including goodwill) and organization costs; (v) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business and costs and expenses incurred during such period with respect to acquisitions consummated); (vi) any other non-cash charges, (vii) all commissions, guaranty fees, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers’ acceptance financing and net costs of such Person under Swap Contracts in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP; and (viii) fees, expenses and charges incurred during such period, in an aggregate amount during the term of this Agreement not to exceed $10,000,000, directly relating to (A) the issuance of any Equity Interests of such Person permitted hereunder (including, in each case, any such transaction undertaken but not completed) or (B) the Tender Offer Transactions (including, without limitation, the negotiation of and entry into the First Amendment), minus (c) the sum of the following (to the extent included in the statement of such Consolidated Net Income for such period): (i) interest income (except to the extent deducted in determining such Consolidated Net Income); (ii) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business); (iii) any other non-cash income; and (iv) any cash payments made during such period in respect of items described in clause (b)(v) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income.

b.	Section 1.01 of the Credit Agreement is hereby further amended by deleting the pricing grid set forth in the in the definition of “Applicable Rate” and replacing it with the following pricing grid:

Applicable Rate

Pricing Level	Consolidated Leverage Ratio	Letters of Credit	Eurodollar Rate +	Base Rate +
1	<40%	2.05%	2.05%	1.25%
2	> 40% but < 45%	2.20%	2.20%	1.50%
3	> 45% but < 50%	2.45%	2.45%	1.50%
4	> 50% but < 55%	2.65%	2.65%	1.75%
5	>55%	2.85%	2.85%	1.75%
c.	Section 1.01 of the Credit Agreement is hereby further amended by deleting clause (b) of the definition of “Borrowing Base Asset Value” in its entirety therefrom and substituting the following in lieu thereof:

“(b) the aggregate Borrowing Base Asset Value from Borrowing Base Properties which are hotels or convenience stores shall not exceed ten percent (10%) of the aggregate Borrowing Base Asset Value.”

d.	Section 1.01 of the Credit Agreement is hereby further amended by inserting the phrase “(other than the Incentive Listing Fee Note)” following the phrase “aggregate unsecured Indebtedness” in the definition of “Borrowing Base Asset Value Ratio”.
e.	Section 1.01 of the Credit Agreement is hereby further amended by deleting the clause (b) of the definition of “Change of Control” in its entirety therefrom and substituting the following in lieu thereof:

“(b) William M. Kahane and Nicholas Scharsch shall cease to be members of the board of directors or other equivalent governing body of Parent, unless replaced by a director acceptable to the Administrative Agent, in its sole discretion;”

f.	Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of “Environmental Assessment” in its entirety and substituting the following in lieu thereof:

““Environmental Assessment” means a report of an environmental assessment of any or all Borrowing Base Properties and of such scope so as to be compliant with the guidelines established by the ASTM (including the taking of soil borings and air and groundwater samples and other above and below ground testing) as Administrative Agent may reasonably request to be performed by a licensed environmental consulting firm reasonably acceptable to Administrative Agent.”

g.	Section 1.01 of the Credit Agreement is hereby further amended by inserting the phrase “the Subordination Agreement,” following the phrase “Fee Letter,” in the definition of “Loan Documents”.
h.	Section 1.01 of the Credit Agreement is hereby further amended by inserting in appropriate alphabetical order the following new definitions:

“First Amendment Effective Date” means the “First Amendment Effective Date” (as defined in the First Amendment).

“First Amendment” means the First Amendment to Credit Agreement, dated as of February 28, 2012, among Borrower, Parent, the Administrative Agent and the Lenders.

“Incentive Listing Fee” means the fee, payable to AR Capital or its affiliate, in connection with the listing of Parent’s common stock on NASDAQ equal to the amount, if any, by which (a) the market value of Parent’s outstanding common stock plus distributions paid by Parent prior to listing, exceeds (b) the sum of the total amount of capital raised from stockholders during Parent’s prior continuous offering and the amount of cash flow necessary to generate a 6% annual cumulative, non-compounded return to such stockholders. For purposes of this definition, the market value of Parent’s common stock will be calculated based on the average market value of Parent’s shares issued and outstanding at listing over the 30 trading days beginning 180 days after such shares are first listed or included for quotation.

“Incentive Listing Fee Note” means the three-year convertible note to be issued in the amount of the Incentive Listing Fee, in form reasonably satisfactory to the Administrative Agent and substantially on the terms previously disclosed to the Administrative Agent, together with such other terms as are reasonably satisfactory to the Administrative Agent.

“Subordination Agreement” means the Subordination Agreement, to be entered into substantially contemporaneously with the issuance of Incentive Listing Fee Note, between the Administrative Agent and AR Capital in form and substance satisfactory to the Administrative Agent.

“Tender Offer Transactions” shall mean the purchase by Parent of up to $250,000,000.00 in value of shares of its common stock, par value $0.01 per share, on the terms set forth in the Offer to Purchase and the related Letter of Transmittal, as filed with the SEC on Schedule TO, dated February 15, 2012.

i.	Section 2.15(a) of the Credit Agreement is hereby amended by (i) deleting that portion which reads “$250,000,000” and replacing it with the following: “$500,000,000”; and (ii) deleting clause (ii) of the proviso thereof and replacing it with the following: “(ii) Parent and Borrower may, after the First Amendment

Effective Date and in addition to the increase in Commitments effected by the First Amendment, make a maximum of two (2) such requests, and”.

j.	Section 6.13 of the Credit Agreement is hereby amended by deleting any portion which reads “(other than Liens in favor of the Administrative Agent)” and replacing it with the following: “(other than Liens permitted by Section 8.01)”.
k.	Section 7.11(d) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing, up to $220,000,000 of proceeds of Credit Extensions may be used in connection with the Tender Offer Transaction.”

l.	Section 8.04 of the Credit Agreement is hereby amended by (i) deleting the period at the end thereof and replacing it with the “; and”; and (ii) inserting the following new clause (d) at the end thereof:

“(d) Dispositions permitted by Section 8.03.”

m.	Section 8.05(c) of the Credit Agreement is hereby amended by (i) deleting the phrase “each Subsidiary” and replacing it with the word “Parent”; and (ii) deleting the word “and” at the end of such Section.
n.	Section 8.05(d) of the Credit Agreement is hereby amended by deleting the period at the end thereof and replacing it with a semi-colon.
o.	Section 8.05 of the Credit Agreement is hereby amended by inserting the following new clauses at the end thereof:

(e) Parent or Borrower may issue or sell Equity Interests; provided that they remain in compliance with clause (a), in the case of Parent, and clause (c), in the case of Borrower, of the definition of Change of Control;

(f) Parent, Borrower and each Subsidiary may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of Parent, Borrower or any Subsidiary;

(g) Parent, Borrower and each Subsidiary may make Restricted Payments in connection with the implementation of or pursuant to any retirement, health, stock option and other benefit plans, bonus plans, performance-based incentive plans, and other similar forms of compensation for the benefit of the directors, officers and employees of Parent, Borrower and the Subsidiaries;

(h) Parent may, and Borrower may make dividends or distributions to Parent to allow Parent to, make payments with respect to the Incentive Listing Fee Note

(including the conversion thereof) to the extent permitted by the Subordination Agreement;

(i) Parent may, and Borrower may make dividends or distributions to Parent to allow Parent to, consummate the Tender Offer Transactions or make payments in connection with any other share repurchase program, to the extent not otherwise prohibited by the terms of this Agreement; and

(j) Parent may, and Borrower may make dividends or distributions to Parent to allow Parent to, pay the early termination fee in connection with the termination of the advisory agreement between Parent and AR Capital.

p.	Section 8.07 of the Credit Agreement is hereby amended by (i) deleting the period at the end thereof and replacing it with the following: “, except:”; and (ii) inserting new clauses at the end thereof which read as follows:

(a) reasonable and customary fees paid to, and indemnification arrangements with, members of the board of directors (or similar governing body) of any of the Loan Parties or the issuance of directors’ or nominees’ qualifying shares;

(b) compensation and indemnification arrangements for directors (or equivalent), officers and employees of Parent, Borrower and the Subsidiaries, including retirement, health, option and other benefit plans, bonuses, performance-based incentive plans, and other similar forms of compensation, the granting of Equity Interests to directors (or equivalent), officers and employees of Parent, Borrower and the Subsidiaries in connection with the implementation of any such arrangement, and the funding of any such arrangement;

(c) Restricted Payments permitted under Section 8.05;

(d) Investments permitted under Section 8.02(J);

(e) transactions between or among the Borrower and the Subsidiaries permitted under Section 8.03 not involving any other Affiliate;

(f) the incurrence of the Incentive Listing Fee and the issuance of the Incentive Listing Fee Note;

(g) the advisory agreement between Parent and AR Capital, as in effect on the First Amendment Effective Date, and any amendment thereto providing for transition services in connection with the termination thereof; and

(k) Parent may, and Borrower may make dividends or distributions to Parent to allow Parent to, purchase up to $7,300,000 of furniture, fixtures and equipment from AR Capital.

q. The Schedules to the Credit Agreement are deleted in their entirety and replaced with the Schedules attached as Exhibit B hereto.

3.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Administrative Agent (such date, the “First Amendment Effective Date”):
a.	The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto;
b.	the Administrative Agent shall have received a Note or Amended and Restated Note, as applicable, executed by Borrower in favor of each Lender requesting a Note;
c.	the Administrative Agent shall have received counterparts of the Counterpart to Subsidiary Guaranty, in the form attached as Exhibit C hereto (the “Counterpart to Guaranty”), duly executed and delivered by each of the parties thereto (each Subsidiary executing the Counterpart to Guaranty as an “Additional Guarantor”, an “Additional Guarantor”);
d.	the Administrative Agent shall have received counterparts of the Pledge Amendment, in the form attached as Exhibit D hereto (the “Pledge Amendment”, and together with the Amendment and the Counterpart to Guaranty, the “Amendment Documents”), duly executed and delivered by each of the parties thereto;
e.	the Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party and each Additional Guarantor as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Amendment Documents and the other Loan Documents to which such Loan Party or Additional Guarantor is a party;
f.	the Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party and each Additional Guarantor is duly organized or formed and in good standing in its jurisdiction of formation, except to the extent that failure to do so would not have a Material Adverse Effect;
g.	the Administrative Agent shall have received a certificate of a Responsible Officer of Borrower and Parent stating that (i) no consents, licenses or approvals are required in connection with the Amendment Documents and (ii) that there has been no event or circumstance since the date of delivery of the last Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

h.	the Administrative Agent shall have received a favorable opinion of legal counsel to the Loan Parties and the Additional Guarantors and local counsel to the Loan Parties and the Additional Guarantors in the jurisdiction of formation of each Loan Party and each Additional Guarantor, in each case, addressed to the Administrative Agent and each Lender, as to matters concerning due formation and applicable good standing of the Loan Parties and the Additional Guarantors and the due execution and enforceability of the Amendment Documents and the other Loan Documents;
i.	the Administrative Agent shall have received a duly completed Borrowing Base Report as of the First Amendment Effective Date, signed by a Responsible Officer of Borrower, together with Property Information with respect to each new Borrowing Base Property reflected on the First Amendment Effective Date Borrowing Base Certificate;
j.	the Administrative Agent shall have received and be reasonably satisfied with (i) the Tender Offer Statement on Schedule TO and (ii) the Registration Statement on Form S-11, each to be filed in connection with the Tender Offer Transactions; and
k.	the Administrative Agent shall have received evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, including, without limitation, with respect to the Additional Guarantors.
4.	Representations and Warranties. The representations and warranties of Borrower and each other Loan Party, including without limitation, the Additional Guarantors, contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) on and as of the First Amendment Effective Date; provided, if any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) as of such earlier date.
5.	Further Assurances and Post Closing Conditions.
a.	The Loan Parties and the Additional Guarantors shall take any and all such actions and execute any and all such instruments and agreements as the Bank shall reasonably request for the purpose of effectuating the Amendment Documents. Prior to or contemporaneously with the execution of the Incentive Listing Fee Note, Borrower will cause AR Capital to deliver an executed counterpart to the Subordination Agreement to the Administrative Agent.

b.	Within 15 days of the date hereof (or such longer time as agreed to by the Administrative Agent in its sole discretion) the Administrative Agent shall have received a certificate that each Subsidiary Guarantor is qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification.

Failure to comply with the provisions of this Section 5 shall be deemed an immediate Event of Default under Section 9(b) of the Credit Agreement.

6.	Retroactive Effect. It is understood and agreed that the amendment effected by clause j.(e) of Section 2 hereof is effective as of the Closing Date and that any Equity Issuances consummated by Parent prior to the First Amendment Effective Date shall not have resulted in a breach of Section 8.05 of the Credit Agreement.
7.	Limited Amendment; Ratification of Loan Documents. Except as specifically amended hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.
8.	Waiver of Claims. Each Loan Party and each Additional Guarantor acknowledges and agrees that as of the date hereof, it does not have any claims, counterclaims, offsets, or defenses against the Bank directly or indirectly relating to such Person’s relationship with, and/or the Obligations under, the Loan Documents, and to the extent that such Loan Party currently has or ever had prior to the date hereof any such claims, counterclaims, offsets, or defenses against the Bank, such Loan Party affirmatively WAIVES the same and, on behalf of itself and its representatives, successors and assigns, hereby RELEASES, and forever discharges the Bank and its officers, directors, agents, servants, attorneys, and employees, and their respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity through the date hereof related to the same.
9.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
10.	Miscellaneous. This Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment. The Loan Parties and the Additional Guarantors represent and warrant that they have consulted with independent legal counsel of their selection in connection with the Amendment Documents and are not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Amendment

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER: AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, LP., a Delaware limited partnership

By:	/s/ Brian S. Block
Name: Brian S. Block Title: Secretary & Treasurer

PARENT: AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation

By:	/s/ Brian S. Block
Name: Brian S. Block Title: Secretary & Treasurer

[Signature Page to First Amendment]

RBS CITIZENS, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and as a Lender

By:
Name: Michelle L. Lyles Title: Assistance Vice President

[Signature Page to First Amendment]

GOLDMAN SACHS BANK, USA, as a Lender

By:
Name: Lauren Day Title: Authorized Signatory

[Signature Page to First Amendment]

CAPITAL ONE, NATIONAL BANK, as a Lender

By:
Name: Paul Lerdi Title: Senior Vice President

[Signature Page to First Amendment]

RAYMOND JAMES BANK, N.A. as a Lender

By:
Name:James M. Armstrong Title: Senior Vice President

[Signature Page to First Amendment]

The undersigned, American Realty Capital Trust, Inc., as Guarantor under that certain Parent Guaranty Agreement dated as of August 17, 2011, hereby consents to the foregoing First Amendment to Credit Agreement and acknowledges and agrees that the Parent Guaranty Agreement executed by the undersigned dated as of August 17, 2011 remains in full force and effect.

AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation

By:	/s/ Brian S. Block
Name: Brian S. Block Title: Secretary and Treasurer

[Signature Page to First Amendment]

Each of the undersigned, as Guarantor under that certain Subsidiary Guaranty Agreement dated as of August 17, 2011, hereby consents to the foregoing First Amendment to Credit Agreement and acknowledges and agrees that the Subsidiary Guaranty Agreement executed by the undersigned dated as of August 17, 2011 remains in full force and effect.

ARC BFCHSVA001, LLC

ARC BFDRDM0001, LLC

ARC BFMWKWI001, LLC

ARC BFNRFNJ001, LLC

ARC BJBBGSC001, LLC

ARC BJBUFGA001, LLC

ARC BJGRFNC001, LLC

ARC BJHLBNC001, LLC

ARC BJHPTNC001, LLC

ARC BJHWLGA001, LLC

ARC BJINMSC001, LLC

ARC BJLNCNC001, LLC

ARC BJNPTAL001, LLC

ARC BJPDNSC001, LLC

ARC BJRFDNC001, LLC

ARC BJTSVNC001, LLC

ARC BJWKTNC001, LLC

ARC CCALBGA001, LLC

ARC CVDRYFLO01, LLC

ARC DDBLKID001, LLC

ARC DDENTAL001, LLC

ARC DFWCHKS001, LLC

ARC DGABBLA001, LLC

ARC DGALSMI001, LLC

ARC DGBKYMI001, LLC

ARC DGCPMMI001, LLC

ARC DGFLNLA001, LLC

ARC DGMNRLA001, LLC

ARC DGNMKMI001, LLC

ARC DGPVTLA001, LLC

By:	/s/Brian S. Block
	Name:	Brian S. Block
	Title:	Secretary & Treasurer

[Signature Page to First Amendment]

ARC DGSMTFLO01, LLC

ARC DGSPHMI001, LLC

ARC DGWLLMI001, LLC

ARC FEBTMMD001, LLC

ARC IHBRGLA001, LLC

ARC IHSALOR001, LLC

ARC JJAMHNY001, LLC

ARC JJLKGNY001, LLC

ARC J.IPLYMA001, LLC

ARC JJWATNJ001, LLC

ARC NTDLVGA001, LLC

ARC NTKNSGA001, LLC

ARC NTLBNGA001, LLC

ARC ORWFDMI001, LLC

ARC PBLVGNV001, LLC

ARC PBNWLPA001, LLC

ARC PBSTKCA001, LLC

ARC SEBRDFLO01, LLC

ARC SEMTDFLO01, LLC

ARC TPCANNY001, LLC

ARC USMNEMN001, LLC

ARC WGACWGA001, LLC

ARC WGFSTMS001, LLC

ARC WGLSPGA001, LLC

ARC WMEBBPA001, LLC

each, a Delaware limited liability company

By:	/s/Brian S. Block
	Name:	Brian S. Block
	Title:	Secretary & Treasurer

[Signature Page to First Amendment]

Acknowledged and Agreed to as of the date first above written:

ARC ARABLOH001, LLC

ARC ARABRNC001, LLC

ARC ARBYCMI001, LLC

ARC ARCBYPA001, LLC

ARC ARCTDNY001, LLC

ARC ARGIDNE001, LLC

ARC ARHDNFLO01, LLC

ARC ARKTGOH001, LLC

ARC AR1VILNSC001, LLC

ARC AROCTNY001, LLC

ARC ARPBLC0001, LLC

ARC ARPCLFLO01, LLC

ARC ARPHRFLO01, LLC

ARC ARPQAOH001, LLC

ARC ARRLDMS001, LLC

ARC ARRTDNY001, LLC

ARC ARSPHFLOOLLLC

ARC ARVCTTX001, LLC

ARC AZCLBSC001, LLC

ARC BFABQNM001, DST

ARC BFALLTX001, DST

ARC BFCRWTX001, DST

ARC BFEDMOK001, LLC

ARC BFLGCTX001, DST

ARC BFMDBFLO01, LLC

ARC BFOKCOK001, LLC

ARC BFOWAOK001, LLC

ARC BFRKWTX001, DST

ARC BFTULOK001, LLC

ARC BFWTFTX001, DST

ARC BFYKNOK001, LLC

ARC BSPRCAR001, LLC

ARC CAOMHNE001, LLC

ARC CVCHSNY001, LLC

ARC CVRKRNC001, LLC

ARC DDSLVPA001, LLC

ARC DFLVPIL001, LLC

By:	/s/Brian S. Block
	Name:	Brian S. Block
	Title:	Secretary & Treasurer

[Signature Page to First Amendment]

ARC DGADLAL001, LLC

ARC DGBMNOH001, LLC

ARC DGBMTTX001, LLC

ARC DGBNTM0001, LLC

ARC DGBSMAL001, LLC

ARC DGBSNKY001, LLC

ARC DGCATIL001, LLC

ARC DGCCPM0001, LLC

ARC DGCDNOH001, LLC

ARC DGCLBIL001, LLC

ARC DGCNTMI001, LLC

ARC DGCPCTX001, LLC

ARC DGCRGIL001, LLC

ARC DGCVLAL001, LLC

ARC DGDRNKY001, LLC

ARC DGDSNLA001, LLC

ARC DGDTNOH001, LLC

ARC DGELSTX001, LLC

ARC DGFYTOH001, LLC

ARC DGGDNMI001, LLC

ARC DGGNSTX001, LLC

ARC DGIWNGA001, LLC

ARC DGJSNM0001, LLC

ARC DGJSPAL001, LLC

ARC DGJSPAL002, LLC

ARC DGJSPAL003, LLC

ARC DGKGNOH001, LLC

ARC DGLFTLA001, LLC

ARC DGLRHFLO01, LLC

ARC DGLTCMI001, LLC

ARC DGLVLLA001, LLC

ARC DGMCLMI001, LLC

ARC DGMLVLA001, LLC

ARC DGMMTLA001, LLC

ARC DGMTATX001, LLC

ARC DGMTSIA001, LLC

ARC DGNPTOH001, LLC

ARC DGOICHOH001, LLC

ARC DGOLKAL001, LLC

By:	/s/Brian S. Block
	Name:	Brian S. Block
	Title:	Secretary & Treasurer

[Signature Page to First Amendment]

ARC DGOLSLA001, LLC

ARC DGOROM0001, LLC

ARC DGPNKMI001, LLC

ARC DGQNCM0001, LLC

ARC DGRBLLA001, LLC

ARC DGSATTX001, LLC

ARC DGSBTTN001, LLC

ARC DGSHNMI001, LLC

ARC DGSLBAL001, LLC

ARC DGSSTAL001, LLC

ARC DGSTJMI001, LLC

ARC DGSVLOH001, LLC

ARC DGTBYAL001, LLC

ARC DGTKSMI001, LLC

ARC DGUVLM0001, LLC

ARC DGWTLIA001, LLC

ARC FECNTOH001, LLC

ARC FEEGBNY001, LLC

ARC FEGRNOH001, LLC

ARC FENPXAZ001, LLC

ARC FESAGMI001, LLC

ARC FESHRTX001, LLC

ARC FEWLBNH001, LLC

ARC GSBRICNY001, LLC

ARC GSBRNTX001, LLC

ARC GSCOSC0001, LLC

ARC GSDALTX001, LLC

ARC GSEAGTX001, LLC

ARC GSICNXTN001, LLC

ARC GSNPRFLOOL LLC

ARC GSPARTX001, LLC

ARC GSPARWV001, LLC

ARC GSREDCA001, LLC

ARC GSSCYIA001, LLC

ARC GSSVAAZ001, LLC

ARC HVHVPA0001 GP LLC

ARC HVLHNPA001 GP LLC

ARC HVLNDPA001 GP LLC

By:	/s/Brian S. Block
	Name:	Brian S. Block
	Title:	Secretary & Treasurer

[Signature Page to First Amendment]

ARC HVLNDPA002 GP LLC

ARC HVLRKPA001 GP LLC

ARC HVLSDPA001 GP LLC

ARC HVPMTPA001 GP LLC

ARC HVSGHPA001 GP LLC

ARC HVSHPA0001 GP LLC

ARC HVSPKPA001 GP LLC

ARC HVSTNPA001 GP LLC

ARC HVSTNPA002 GP LLC

ARC HVSVPA0001 GP LLC

ARC HVWPTPA001 GP LLC

ARC HVWYMPA001 GP LLC

ARC KGADRIA001, LLC

ARC KGBLVM0001, LLC

ARC KGBLVM0002, LLC

ARC KGFGRM0001, LLC

ARC KGHLSM0001, LLC

ARC KGMNTM0001, LLC

ARC KGNLAIA001, LLC

ARC KGSPFM0001, LLC

ARC KGSPFM0002, LLC

ARC KGSPFM0003, LLC

ARC KGSPFM0004, LLC

ARC KGSPFM0005, LLC

ARC KGSPFM0006, LLC

ARC KGSPFM0007, LLC

ARC KGSPFM0008, LLC

ARC KGWYVM0001, LLC

ARC LWAUGGA001, LLC

ARC MBOKCOK001, LLC

ARC MBWESTX001, LLC

ARC ORBVAMI001, LLC

ARC ORRSVMI001, LLC

ARC ORSGNMI001, LLC

ARC PMOTTIL001, LLC

ARC RNAUGGA001, LLC

ARC RNDKSTN001, LLC

ARC RNKSCKS001, LLC

ARC RNMPHTN001, LLC

By:	/s/Brian S. Block
	Name:	Brian S. Block
	Title:	Secretary & Treasurer

[Signature Page to First Amendment]

ARC RNNAUSC001, LLC

ARC RNNCSIN001, LLC

ARC RNSMPTN001, LLC

ARC RNSVLGA001, LLC

ARC RNVLDGA001, LLC

ARC TJPTLME001, LLC

ARC TSFRCSC001, LLC

ARC TSKIVIZMI001, LLC

ARC TSMDNGA001, LLC

ARC TSPTKCT001, LLC

ARC VACLDID001, LLC

ARC WGANGNY001, LLC

ARC WGBKLNY001 LLC

ARC WGBKLNY002 LLC

ARC WGELKIN001, LLC

ARC WGMRCLA001, LLC

ARC WGPTHNY001 LLC

ARC WGQNSNY001 LLC

ARC WGQNSNY002 LLC

ARC WGQNSNY003 LLC

ARC WPMRNOH001, LLC

CRE JV Mixed Five IL 1 Branch Holdings LLC

Each, a Delaware limited liability company

By:	/s/Brian S. Block
	Name:	Brian S. Block
	Title:	Secretary & Treasurer

[Signature Page to First Amendment]

EXHIBIT A
Amended and Restated Schedules to Credit Agreement

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
RBS CITIZENS, N.A.	$95,000,000.00	43.1818181818182000%
GOLDMAN SACHS BANK USA	$35,000,000.00	15.9090909090909000%
CAPITAL ONE NATIONAL ASSOCIATION	$50,000,000.00	22.7272727272727000%
RAYMOND JAMES BANK, N.A.	$40,000,000.00	18.1818181818182000%
Total	$220,000,000.00	100.00%

SCHEDULE 4.01

INITIAL BORROWING BASE PROPERTIES

Tenant	Address	City	State	County	Entity
Aaron's, Inc.	3035 N Ridge Road East	Ashtabula	OH	Ashtabula	ARC ARABLOH001, LLC
Aaron's, Inc.	1603 E Dixie Drive	Asheboro	NC	Randolph	ARC ARABRNC001, LLC
Aaron's, Inc.	4130 E. Wilder Road	Bay City	MI	Bay	ARC ARBYCMI001, LLC
Aaron's, Inc.	6967 US Route 322	Cranberry	PA	Venango	ARC ARCBYPA001, LLC
Aaron's, Inc.	3548 Route 281	Cortland	NY	Cortland	ARC ARCTDNY001, LLC
Aaron's, Inc.	1804 N. Diers Avenue	Grand Island	NE	Hall	ARC ARGIDNE001, LLC
Aaron's, Inc.	12905 US Highway 19	Hudson	FL	Pasco	ARC ARHDNFL001, LLC
Aaron's, Inc.	2119 East Dorthy Lane	Kettering	OH	Montgomery	ARC ARKTGOH001, LLC
Aaron's, Inc.	12052 Highway 17 Bypass	Murrells Inlet	SC	Horry	ARC ARMLNSC001, LLC
Aaron's, Inc.	5071 State Highway 23	Oneonta	NY	Otsego	ARC AROCTNY001, LLC
Aaron's, Inc.	1612 Highway 50 West	Pueblo	CO	Pueblo	ARC ARPBLCO001, LLC
Aaron's, Inc.	8290 N. Pensacola Blvd.	Pensacola	FL	Escambia	ARC ARPCLFL001, LLC
Aaron's, Inc.	30512 US Highway 19 S	Palm Harbor	FL	Pinellas	ARC ARPHRFL001, LLC
Aaron's, Inc.	1305 E. Ash Street	Piqua	OH	Miami	ARC ARPQAOH001, LLC
Aaron's, Inc.	803 S. Wheatly Street	Ridgeland	MS	Madison	ARC ARRLDMS001, LLC
Aaron's, Inc.	90 West Campbell Road	Rotterdam	NY	Schenectady	ARC ARRTDNY001, LLC
Aaron's, Inc.	4801 Commercial Way	Spring Hill	FL	Hernando	ARC ARSPHFL001,LLC
Aaron's, Inc.	8202 N. Naverro	Victoria	TX	Victoria	ARC ARVCTTX001, LLC
Auto Zone	255 O'Neil Court	Columbia	SC	Richland	ARC AZCLBSC001, LLC
BSFS II	10151 Coors BLVD	Albuquerque	NM	Bernalillo	ARC BFABQNM001, DST
BSFS II	600 East Stacy Road	Allen	TX	Collin	ARC BFALLTX001, DST
Bridgestone Firestone	12150 Iron Bridge Road	Chester	VA	Chesterfield	ARC BFCHSVA001, LLC
Schedule 4.1

BSFS II	102 S. Crowley Road	Crowley	TX	Tarrant	ARC BFCRWTX001, DST
DardennIe (StI.
1B1ridgestoIne FirestonIe	80215 HIaIwk RidgeI Trail	Louis)	MO	St. Charles	A1RC BF DR DMIO0013 LLC
BSFS	1032 W. DANFORTH ROAD	Edmond	OK	Oklahoma	ARC BFEDMOK001, LLC
BSFS II	271 Egret Bay Blvd.	League City	TX	Galveston	ARC BFLGCTX001, DST
BSFS	1781 BLANDING BOULEVARD	Middleburg	FL	Clay	ARC BFMDBFL001, LLC
Bridgestone Firestone	2070 Miller Park Way	Milwaukee	WI	Milwaukee	ARC BFMWKWI001, LLC
Bridgestone Firestone	1141 Tilton Rd	Northfield	NJ	Atlantic	ARC BFNRFNJ001, LLC
BSFS	13405 N. PENNSYLVANIA AVE	Oklahoma City	OK	Oklahoma	ARC BFOKCOK001, LLC
BSFS	HIGHWAY I-69 & 96TH STREET	Owasso	OK	Tulsa	ARC BFOWAOK001, LLC
BSFS II	760 East I-30	Rockwall	TX	Rockwall	ARC BFRKWTX001, DST
BSFS	7826 S Olympia Ave	Tulsa	OK	Tulsa	ARC BFTULOK001, LLC
BSFS II	1804 S. Main Street	Weatherford	TX	Parker	ARC BFWTFTX001, DST
BSFS	560 SHEDECK PARKWAY	Yukon	OK	Canadian	ARC BFYKNOK001, LLC
Bojangles	145 East Columbia Ave.	Batesburg	SC	Lexington and Saluda	ARC BJBBGSC001, LLC
Bojangles	4040 Buford Drive	Buford (Atlanta)	GA	Gwinnett and Hall	ARC BJBUFGA001, LLC
Bojangles	4970 Hickory Blvd	Granite Falls	NC	Catawba	ARC BJGRFNC001, LLC
Bojangles	317 S1oIuth CenIter StIreet	HildebIraIn I (H ickolry)	INC	CatawIba	A1RC BJHLBN C00113LLC
Bojangles	2101 Westchester Drive	High Point	NC	Guilford	ARC BJHPTNC001, LLC
Bojangles	208 East Franklin Street	Hartwell	GA	Hart	ARC BJHWLNC001, LLC
Bojangles	11304 Asheville Highway	Inman	SC	Spartanburg	ARC BJINMSC001, LLC
Bojangles	1601 East Main St.	Lincolnton	NC	Lincoln	ARC BJLNCNC001, LLC
Bojangles	3921 McFarland Drive	Northport	AL	Tuscaloosa	ARC BJNPTAL001, LLC
Bojangles	7475 Augusta Road	Piedmont	SC	Anderson and Greenville	ARC BJPDNSC001, LLC
Bojangles	116 Fayetteville Road	Raeford	NC	Hoke	ARC BJRFDNC001, LLC
Bojangles	1030 Randolph Street	Thomasville	NC	Davidson	ARC BJTSVNC001, LLC
Bojangles	5135 Walkerstown commons Circle	Walkertown	NC	Forsyth	ARC BJWKTNC001, LLC
Schedule 4.01

Bridgestone Firestone -
Prescott	338 Ron Harrod Drive	Prescott	AR	Nevada	ARC BSPSCAR001, LLC
ConAgra Data Center	7300 World Communications Drive	Omaha	NE	Douglas	ARC CAOMHNE001, LLC
Coats & Clark	601 Holly Drive	Albany	GA	Dougherty	ARC CCALBGA001, LLC
CVS	485 Columbia Drive	Cohoes	NY	Albany	ARC CVCHSNY001, LLC
CVS	700 NE 6th Ave., US Highway 1	Delray Beach	FL	Palm Beach	ARC CVDRYFL001, LLC
CVS Roanoke Rapids	1100 East 10th Street	Roanoke Rapids	NC	Halifax	ARC CVRKRNC001, LLC
DaVita Dialysis	1491 Parkway Drive	Blackfoot	ID	Bingham	ARC DDBLKID001, LLC
DaVita Dialysis	6002 Boll Weevil Cirle	Enterprise	AL	Coffee and Dale	ARC DDENTAL001, LLC
DaVita	1112 Old Bethlehem Pike	Sellersville	PA	Bucks	ARC DDSLVPA001, LLC
Danfoss	Loves Park Corporate Center	Loves Park	IL	Winnebago	ARC DFLVPIL001, LLC
Dillons	4747 South Broadway Avenue	Wichita	KS	Sedgwick	ARC DFWCHKS001, LLC
Dollar General	1912 South State Street	Abbeville	LA	Vermillion Parish	ARC DGABBLA001, LLC
Dollar General	28513 US Hwy 29	Andalusia	AL	Covington	ARC DGADLAL001, LLC
Dollar General	6689 M-68 Hwy	Alanson	MI	Emmet	ARC DGALSMI001, LLC
Dollar General	511 Wexford Ave.	Buckley	MI	Wexford	ARC DGBKYMI001, LLC
Dollar General	987 Logan Thornville Rd.	Bremen	OH	Fairfield	ARC DGBMNOH001, LLC
Dollar General	17 West Fourth St.	Bloomington	TX	Victoria	ARC DGBMTTX001, LLC
Dollar General	10 Rue Terre Bonne	Bonne Terre	MO	St. Francois	ARC DGBNTMO001, LLC
Dollar General	671 9th Ave. SW	Bessemer	AL	Jefferson	ARC DGBSMAL001, LLC
Dollar General	2650 Hwy 90	Bronston	KY	Pulaski	ARC DGBSNKY001, LLC
Dollar General	PT 34-19-12 VCI	Catlin	IL	Vermilion	ARC DGCATIL001, LLC
Dollar General	811 W. Main St.	Cole Camp	MO	Benton	ARC DGCCPMO001, LLC
Dollar General	4199 US 42	Cardington	OH	Morrow	ARC DGCDNOH001, LLC
Dollar General	S. Main Street	Columbia	IL	Monroe	ARC DGCLBIL001, LLC
Dollar General	1657 W. Michigan Avenue	Clinton	MI	Lenawee	ARC DGCNTMI001, LLC
Dollar General	2978 Holly Rd.	Corpus Christi	TX	Nueces	ARC DGCPCTX001, LLC
Schedule 5.01

Dollar General	18969 Cadillac Hwy	Copemish	MI	Manistee	ARC DGCPMMI001, LLC
Dollar General	N2 Lot 2 NE4 SE4	Cerro Gordo	IL	Piatt	ARC DGCRGIL001, LLC
Dollar General	54 County Rd. 478	Crossville	AL	DeKalb	ARC DGCVLAL001, LLC
Dollar General	109 Dorton Jenkins Hwy	Dorton	KY	Pike	ARC DGDRNKY001, LLC
Dollar General	1804 Ridge RdN	DEIMMEI	LEI El	LIWIMEIMERENEIDIFEEI Gov't	ARC OGDSN LA001, LLC
Dollar General	2240 Gettysburg Ave	Dayton	OH	Montgomery	ARC DGDTNOH001, LLC
Dollar General	711 W. Edinburg Ave.	Elsa	TX	Hidalgo	ARC DGELSTX001, LLC
Dollar General	531 Nolan Trace	Florien	LA	Sabine Parish	ARC DGFLRLA001, LLC
Dollar General	611 West Main St.	Fayette	OH	Fulton	ARC DGFYTOH001, LLC
Dollar General	750 E Cedar Avenue	Gladwin	MI	Gladwin	ARC DGGDNMI001, LLC
Dollar General	7111 W. Farm to Market 1431	Granite Shoals	TX	Burnet	ARC DGGNSTX001, LLC
Dollar General	120 West Main St.	Irwinton	GA	Wilkinson	ARC DGIWNGA001, LLC
Dollar General	5735 US Hwy 61	Jackson	MO	Cape Girardeau	ARC DGJSNMO001, LLC
Dollar General	27654 Hwy 69	Jasper	AL	Walker	ARC DGJSPAL001, LLC
Dollar General	4717 Hwy 195	Jasper	AL	Walker	ARC DGJSPAL002, LLC
Dollar General	3687 Sispey Rd.	Jasper	AL	Walker	ARC DGJSPAL003, LLC
Dollar General	10030 SR 159	Kingston	OH	Ross	ARC DGKGNOH001, LLC
Dollar General	903 N . UnIiversity Ave.	LafayeItte	LA	LIafayette ConsolidIatedEI Gov't	ARC DGLFTLA001I LLC
Dollar General	8080 Hwy 85	Laurel Hill	FL	Walton	ARC DGLRHFL001, LLC
Dollar General	505 Marshall Street	Litchfield	MI	Hillsdale	ARC DGLTCMI001, LLC
Dollar General	4579 Hwy 31	Leonville	LA	St. Landry Parish	ARC DGLVLLA001, LLC
Dollar General	611 N. Williams Ave.	Mancelona	MI	Antrim	ARC DGMCLMI001, LLC
Dollar General	12232 LA Hwy 105	Melville	LA	St. Landry Parish	ARC DGMLVLA001, LLC
Dollar General	100 2nd St.	Mermentau	LA	Acadia Parish	ARC DGMMTLA001, LLC
Dollar General	2012 Cypress Street	West Monroe	LA	Ouachita Parish	ARC DGMNRLA001, LLC
Dollar General	25254 FM 88	Monte Alto	TX	Heldalgo	ARC DGMTATX001, LLC
Schedule 6.01

Dollar General	2505 380th St.	Montrose	IA	Lee	ARC DGMTSIA001, LLC
Dollar General	120 Holton Rd	North Muskegon	MI	Muskegon	ARC DGNMKMI001, LLC
Dollar General	6412 Frazeysburg Rd.	Nashport	OH	Muskingum	ARC DGNPTOH001, LLC
Dollar General	136 South Locust	Oak Harbor	OH	Ottawa	ARC DGOKHOH001, LLC
Dollar General	20 Lee Rd. 621	Opelika	AL	Lee	ARC DGOLKAL001, LLC
Dollar General	5661 Hwy 182	Opelousas	LA	St. Landry Parish	ARC DGOLSLA001, LLC
Dollar General	910 Jasons Place Blvd.	Oronogo	MO	Jasper	ARC DGOROMO001, LLC
Dollar General	1095 Main Street	Pinckney	MI	Livingston	ARC DGPNKMI001, LLC
Dollar General	20019 Highway 16	Port Vincent	LA	Livingston Parish	ARC DGPVTLA001, LLC
Dollar General	1102 N. Hwy 63	Queen City	MO	Schuyler	ARC DGQNCMO001, LLC
Dollar General	8722 Highway 6	Robeline	LA	Natchitoches Parish	ARC DGRBLLA001, LLC
Dollar General	8745 Old Pearsall Rd.	San Antonio	TX	Bexar	ARC DGSATTX001, LLC
Dollar General	8520 Morgan County Hwy	Sunbright	TN	Morgan	ARC DGSBTTN001, LLC
Dollar General	306 N. Main Street	Sheridan	MI	Montcalm	ARC DGSHNMI001, LLC
Dollar General	7181 Hwy 47	Shelby	AL	Shelby	ARC DGSLBAL001, LLC
Dollar General	740 South US Highway 17	San Mateo	FL	Putnam	ARC DGSMTFL001, LLC
Dollar General	8031 Spring Arbor Rd.	Spring Arbor	MI	Jackson	ARC DGSPHMI001, LLC
Dollar General	9120 County Road 246	Smiths Station	AL	Lee	ARC DGSSTAL001, LLC
Dollar General	705 E. State St.	St Johns	MI	Clinton	ARC DGSTJMI001, LLC
Dollar General	260 Center St.	Seville	OH	Medina	ARC DGSVLOH001, LLC
Dollar General	15 Summit St.	Thorsby	AL	Chilton	ARC DGTBYAL001, LLC
Dollar General	15878 M-60	Tekonsha	MI	Calhoun	ARC DGTKSMI001, LLC
Dollar General	28787 Hwy 136	Unionville	MO	Putnam	ARC DGUVLMO001, LLC
Dollar General	16861 Caberfae Hwy	Wellston	MI	Manistee	ARC DGWLLMI001, LLC
Dollar General	2935 Logan Avenue	Waterloo	IA	Black Hawk	ARC DGWTLIA001, LLC
FedEx Ground	4835 Hollins Ferry Road	Baltimore	MD	Baltimore	ARC FEBTMMD001, LLC
FedEx Ground	8495 Port Jackson Avenue	Canton	OH	Stark	ARC FECNTOH001, LLC
Schedule 7.01

FedEx Ground	253 Troy Road	Rensselaer	NY	Rensselaer	ARC FEEGBNY001, LLC
FedEx Custom Critical	1475 Boettler Road	Green	OH	Summit	ARC FEGRNOH001, LLC
FedEx Ground	23000 North 7th Ave.	North Phoenix	AZ	Maricopa	ARC FENPXAZ001, LLC
FedEx Ground	3280 Commerce Centre	Saginaw	MI	Saginaw	ARC FESAGMI001, LLC
FedEx Ground	3221 Northgate Drive	Sherman	TX	Grayson	ARC FESHRTX001, LLC
FedEx Ground	30 Plaza Heights Road	Lebanon	NH	Grafton	ARC FEWLBNH001, LLC
GSA - Customs & Border Patrol	4551 State Route 11	Malone (Burke)	NY	Franklin	ARC GSBRKNY001, LLC
GSA - FBI	2305 Hudson Boulevard	Brownsville	TX	Cameron	ARC GSBRNTX001, LLC
GSA - Army Command Center	1555 N. Newport Road	Colorado Springs	CO	El Paso	ARC GSCOSCO001, LLC
GSA - SSA	2475 Cliff Creek Crossing	Dallas	TX	Dallas	ARC GSDALTX001, LLC
GSA - DEA	3381 Route 277 E	Eagle Pass	TX	Maverick	ARC GSEAGTX001, LLC
GSA - SSA	135 Circle Lane	Knoxville	TN	Knox	ARC GSKNXTN001, LLC
GSA - VA Clinic	9912 & 9934 Little Road	New Port Richey	FL	Pasco	ARC GSNPRFL001, LLC
GSA - Social Security Admin	2805 Pine Mill Road	Paris	TX	Lamar	ARC GSPARTX001, LLC
GSA - US Treasury	257 Bosley Industrial Park Drive	Parkersburg	WV	Wood	ARC GSPARWV001, LLC
GSA - USDA	3644 Avtech Parkway	Redding	CA	Shasta	ARC GSREDCA001, LLC
GSA - DEA	2600 Voyager Avenue	Sioux City	IA	Woodbury	ARC GSSCYIA001, LLC
GSA - Dept of Interior	354 South Highway 92	Sierra Vista	AZ	Cochise	ARC GSSVAAZ001, LLC
First Niagara Bank -
Harleysville	483 Main Street	Harleysville	PA	Montgomery	ARC HVHVPA0001 GP LLC
First N iagara Ban k	904 Blakeslee Blvd	Lehighton	PA	Carbon	ARC HVLHNPA001 GP LLC
First Niagara Bank	1498 N Wales Road	Lansdale	PA	Montgomery	ARC HVLNDPA001 GP LLC
First Niagara Bank	1804 N. Broad Street	Lansdale	PA	Montgomery	ARC HVLNDPA002 GP LLC
First Niagara Bank	260 W Ridge Park	Limerick	PA	Montgomery	ARC HVLRKPA001 GP LLC
First Niagara Bank	13-15 W. Ridge Pike	Lansford	PA	Carbon	ARC HVLSDPA001 GP LLC
First Niagara Bank	372 Delaware Ave	Palmerton	PA	Carbon	ARC HVPMTPA001 GP LLC
Schedule 8.01

First Niagara Bank	1017-21 N Bethlehem Pike	Spring House	PA	Montgomery	ARC HVSGHPA001 GP LLC
First Niagara Bank	2 E. Ludlow Street	Summit Hill	PA	Carbon	ARC HVSHPA0001 GP LLC
First Niagara Bank	3893 Skippack Pike	Skippack	PA	Montgomery	ARC HVSPKPA001 GP LLC
First Niagara Bank	701-705 Main Street	Slatington	PA	Lehigh	ARC HVSTNPA001 GP LLC
First Niagara Bank	502 Main Street	Slatington	PA	Lehigh	ARC HVSTNPA002 GP LLC
First Niagara Bank	209 N. Main Street	Sellersville	PA	Bucks	ARC HVSVPA0001 GP LLC
First Niagara Bank	4421 Lehigh Drive	Walnutport	PA	Northampton	LO ARC H PTPA001 GP LLO[
First Niagara Bank	2800 State Hill Road	Wyomissing	PA	Berks	ARC HVWYMPA001 GP LLC
IHOP	3006 College Dr.	Baton Rouge	LA	E. Baton Rouge Parish	ARC IHBRGLA001, LLC
IHOP	407 Lancaster Dr. NE	Salem	OR	Marion	ARC IHSAL0R001, LLC
Jared Jewelry	1591 Niagara Falls BLVD	Amherst	NY	Erie	ARC JJAMHNY001, LLC
Jared Jewelry	Rt 247 and New Moriches Rd	Lake Grove	NY	Suffolk	ARC JJLKGNY001, LLC
Jared Jewelry*	260 Colony Place	Plymouth	MA	Plymouth	ARC JJPLYMA001, LLC
Jared Jewelry*	1529 Route 22	Watchung	NJ	Somerset	ARC JJWATNJ001, LLC
Kum and Go II	110 S. 5th Street	Adair	IA	Adair	ARC KGADRIA001, LLC
Kum and Go	3303 West Broadway Street	Bolivar	MO	Polk	ARC KGBLVMO001, LLC
Kum and Go	2565 South Springfield Ave	Bolivar	MO	Polk	ARC KGBLVMO002, LLC
Kum and Go	103 West Old Mill Road	Fair Grove	MO	Greene	ARC KGFGRMO001, LLC
Kum and Go	195 Gage Street	Hollister	MO	Taney	ARC KGHLSMO001, LLC
Kum and Go	870 East US Highway 60	Monett	MO	Barry	ARC KGMNTMO001, LLC
Kum and Go II	29356 298th Street	Neola	IA	Pottawattamie	ARC KGNLAIA001, LLC
Kum and Go	3449 West Kearney Street	Springfield	MO	Greene	ARC KGSPFMO001, LLC
Kum and Go	3015 West Republic Road	Springfield	MO	Greene	ARC KGSPFMO002, LLC
Kum and Go	959 South Glenstone Avenue	Springfield	MO	Greene	ARC KGSPFMO003, LLC
Kum and Go	2149 South Campbell Avenue	Springfield	MO	Greene	ARC KGSPFMO004, LLC
Kum and Go	1701 West Smith Street	Springfield	MO	Greene	ARC KGSPFMO005, LLC
Kum and Go	2744 East Chestnut Expressway	Springfield	MO	Greene	ARC KGSPFMO006, LLC
Schedule 9.01

Kum and Go	215 South Kansas Expressway	Springfield	MO	Greene	ARC KGSPFMO007, LLC
Kum and Go	3445 East Kearney St	Springfield	MO	Greene	ARC KGSPFMO008, LLC
Kum and Go	308 Ichord Avenue	Waynesville	MO	Pulaski	ARC KGWYVMO001, LLC
Lowe's	3214 Peach Orchard Road	Augusta	GA	Richmond	ARC LWAUGGA001, LLC
Mrs Bairds	8704 Gateway Terrace	Oklahoma City	OK	Oklahoma	ARC MBOKCOK001, LLC
Mrs Bairds	2311 East Sugar Cane Drive	Weslaco	TX	Hidalgo	ARC MBWESTX001, LLC
National Tire & Battery	7412 Douglas Blvd	Douglasville	GA	Douglas	ARC NTDLVGA001, LLC
National Tire & Battery	820 Ernest W. Barret Pkwy	Kennesaw	GA	Cobb	ARC NTKNSGA001, LLC
National Tire & Battery	406 Pleasant Hill Rd NW	Lilburn	GA	Gwinnett	ARC NTLBNGA001, LLC
O'Reilly Auto Parts -2 Pack MI	3640 Dixie Highway	Buena Vista	MI	Saginaw	ARC ORBVAMI001, LLC

O'Reilly Auto Parts	28801 Groesbeck Highway	Roseville	MI	Macomb	ARC ORRSVMI001, LLC

O'Reilly Auto Parts -2 Pack MI	4860 State Street	Saginaw	MI	Saginaw	ARC ORSGNMI001, LLC

O'Reilly Auto Parts	2271 Elizabeth Lake Road	Waterford	MI	Oakland
ARC ORWFDMI001, LLC
Pep Boys Pep Boys	3490 East Sunset Road	Las Vegas	NV	Clark	ARC PBLVGNV001, LLC

Pep Boys PetSmart Distribution	901 N. Wales Road	North Wales	PA	Montgomery	ARC PBNWLPA001, LLC

Renal Advantage Dialysis Center	845 East Charter Way	Stockton	CA	Joaquin	ARC PBSTKCA001, LLC

Renal Advantage Dialysis Center	910 E Stevenson Road	Ottawa	IL	LaSalle	ARC PMOTTIL001, LLC

Renal Advantage Dialysis Center	1719 Magnolia Drive	Augusta	GA	Richmond	ARC RNAUGGA001, LLC

Renal Advantage Dialysis Center	254 Beasley Drive	Dickson	TN	Dickson	ARC RNDKSTN001, LLC

Renal Advantage Dialysis Center	6401 Parallel Parkway	Kansas City	KS	Wyandote	ARC RNKSCKS001, LLC

Renal Advantage Dialysis Center	1333 Polar Avenue	Memphis	TN	Shelby	ARC RNMPHTN001, LLC

Renal Advantage Dialysis Center	540 Atomic Road	North Augusta	SC	Aiken	ARC RNNAUSC001, LLC

Renal Advantage Dialysis Center	101 Emerson Avenue	N ew CaIstle	IN	H enry	ARC RN N CSIN 001, LLC

Schedule 10.01

Renal Advantage Dialysis Center	4185 Pace Road	Memphis	TN	Shelby	ARC RNSMPTN001, LLC
Renal Advantage Dialysis Center	1115 South Patterson Street	Valdosta	GA	Lowndes	ARC RNSVLGA001, LLC
Renal Advantage Dialysis Center	4358 Kings Way	Valdosta	GA	Lowndes	ARC RNVLDGA001, LLC
7-Eleven	4227 East State Road 64	Bradenton	FL	Manatee	ARC SEBRDFL001, LLC
7-Eleven	19955 US Highway 441	Mount Dora	FL	Lake	ARC SEMTDFL001, LLC
Trader Joe's - Portland	87 Marginal Way	Portland	ME	Cumberland	ARC TJPTLME001, LLC
Tops	5150 North Street	Canandaigua	NY	Ontario	ARC TPCANNY001, LLC
Tractor Supply	2590 S Irby St	Florence	SC	Florence	ARC TSFRCSC001, LLC
Tractor Supply - Kalamazoo	6285 Gull Road	Kalamazoo	MI	Kalamazoo	ARC TSKMZMI001, LLC
Tractor Supply	2220 Eatonton Rd	Madison	GA	Morgan	ARC TSMDNGA001, LLC
Tractor Supply	331 Liberty Street	Pawcatuck	CT	New London	ARC TSPTKCT001, LLC
USPS	5100 West 36th Street	Minneapolis	MN	Hennepin	ARC USMNEMN001, LLC
VA Clinic	4521 Thomas Jefferson Street	Caldwell	ID	Canyon	ARC VACLDID001, LLC
Walgreens	6090 Lake Acworth Dr.	Acworth	GA	Cobb	ARC WGACWGA001, LLC
Walgreens VII	9050 Erie Road	Angola	NY	Erie	ARC WGANGNY001, LLC
Walgreens (NY)	3082 Avenue U	Brooklyn	NY	New York City	ARC WGBKLNY001 LLC
Walgreens (NY)	2590 Coney Island Avenue	Brooklyn	NY	New York City	ARC WGBKLNY002 LLC
Walgreens	3551 Cassopolis Street	Elkhart	IN	Elkhart	ARC WGELKIN001, LLC
Walgreens	219 Woodland Drive North	Forest	MS	Scott	ARC WGFSTMS001, LLC
Walgreens	590 Thornton Road	Lithia Springs	GA	Douglas	ARC WGLSPGA001, LLC
Walgreens	815 Brashear Avenue	Morgan City	LA	St. Mary Parish	ARC WGMRCLA001, LLC
Walgreens (NY)	286 West Main Street	Patchogue	NY	Suffolk	ARC WGPTHNY001 LLC
Walgreens (NY)	Hillside Ave & 175th St	Queens	NY	Jamaica	ARC WGQNSNY001 LLC
Walgreens (NY)	7315 Kissena Blvd	Flushing	NY	New York City	ARC WGQNSNY002 LLC
Walgreens (NY)	6235 Forest Avenue	Flushing	NY	New York City	ARC WGQNSNY003 LLC
Schedule 4.01

Wal-Mart Whirlpool Citizens Citizens	300 Walmart Drive 2509 Marion-Williamsport Road 4001 South Harlem Ave. 9401 South Cicero Ave.	Ebensburg Marion Stickney Oak Lawn	PA OH IL IL	Cambria Marion Cook Cook	ARC WMEBBPA001, LLC ARC WPMRNOH001, LLC CRE JV Mixed Five IL 1 Branch Holdings LLC CRE JV Mixed Five IL 1 Branch Holdings LLC

Schedule 4.01

SCHEDULE 6.06

LITIGATION

None

Schedule 6.6

SCHEDULE 6.09

ENVIRONMENTAL MATTERS

As disclosed in the Environmental Reports delivered to the Lenders

Schedule 6.09

SCHEDULE 6.13

SUBSIDIARIES AND

OTHER EQUITY INVESTMENTS

AND EQUITY INTERESTS IN EACH PROPERTY OWNER

ARC AADUNNY001, LLC	ARC ARRTDNY001, LLC	ARC BFOKCOK001, LLC
ARC AAHARAL001, LLC	ARC ARSPHFL001, LLC	ARC BFOWAOK001, LLC
ARC AALAFLA001, LLC	ARC ARVCTTX001, LLC	ARC BFPRLTX001, LLC
ARC AAROKMI001 LLC	ARC ATMTPSC001, LLC	ARC BFRKWTX001, LLC
ARC AASDLLA001, LLC	ARC AZCLBSC001 LLC	ARC BFTULOK001, LLC
ARC AAVICMS0001, LLC	ARC AZGYAPR001, LLC	ARC BFWCHKS001, LLC
ARC AAWMNLA001, LLC	ARC AZHUMPR001, LLC	ARC BFWTFTX001, LLC
ARC ARABLOH001, LLC	ARC AZPONPR001, LLC	ARC BFYKNOK001, LLC
ARC ARABRNC001, LLC	ARC AZSNJPR001, LLC	ARC BJBBGSC001, LLC
ARC ARBYCMI001, LLC	ARC BBFTMFL001, LLC	ARC BJBUFGA001, LLC
ARC DGFLRLA001, LLC	ARC BFABQNM001, LLC	ARC BJGRNFNC001, LLC
ARC ARCBYPA001, LLC	ARC BFALLTX001, LLC	ARC BJHLBNC001, LLC
ARC ARCTDNY001, LLC	ARC BFAUSTX001, LLC	ARC BJHPTNC001, LLC
ARC ARGIDNE001, LLC	ARC BFBENAR001, LLC	ARC BJHWLGA001, LLC
ARC ARHDNFL001, LLC	ARC BFBRGLA001, LLC	ARC BJINMSC001, LLC
ARC ARKTGOH001, LLC	ARC BFCHSVA001, LLC	ARC BJLNCNC001, LLC
ARC ARMLNSC001, LLC	ARC BFCRWTX001, LLC	ARC BJNPTAL001, LLC
ARC AROCTNY001, LLC	ARC BFDRDMO001, LLC	ARC BJPDNSC001, LLC
ARC ARPBLCO001, LLC	ARC BFEDMOK001, LLC	ARC BJRFDNC001, LLC
ARC ARPCLFL001, LLC	ARC BFGRJCO001, LLC	ARC BJTSVNC001, LLC
ARC ARPHRFL001, LLC	ARC BFLGCTX001, LLC	ARC BJWKTNC001, LLC
ARC ARPQAOH001, LLC	ARC BFMDBFL001, LLC
ARC ARRLDMS001, LLC	ARC BFMWKWI001, LLC
ARC BFNRFNJ001, LLC

Schedule 7.13

ARC BSLBCCA001, LLC	ARC CVPHXAZ001, LLC	ARC DGDBMOH001 LLC
ARC BSPSCAR001, LLC	ARC CVPRACA001, LLC	ARC DGDRNKY001 LLC
ARC CAMBR BSPL, LLC	ARC CVRKRNC001, LLC	ARC DGDSNLA001 LLC
ARC CAMBR FESACCA, LLC	ARC CVRNONV001, LLC	ARC DGDTNOH001 LLC
ARC CAMBR RB LLC	ARC CVROMGA001, LLC	ARC DGELSTX001 LLC
ARC CAOMHNE001, LLC	ARC CVSMYGA001, LLC	ARC DGFYTOH001 LLC
ARC CCALBGA001, LLC	ARC CVVISCA001, LLC	ARC DGGDNMI001 LLC
ARC CHCARIL001, LLC	ARC CVWILNY001, LLC	ARC DGGLLIL001, LLC
ARC CHNLKIL001, LLC	ARC CVWKTNC001, LLC	ARC DGGNSTX001 LLC
ARC CPSTPNY001, LLC	ARC DDABBSC001, LLC	ARC DGHLDFL001, LLC
ARC CPSTPNY001, LLC	ARC DDBLKID001, LLC	ARC DGIWNGA001 LLC
ARC CPSTPNY001, LLC	ARC DDENTAL001, LLC	ARC DGJKVFL001, LLC
ARC CVASHNC001, LLC	ARC DDLNCNE001, LLC	ARC DGJSNMO001 LLC
ARC CVAUBAL001, LLC	ARC DDOKMOK001, LLC	ARC DGJSPAL001 LLC
ARC CVBIDME001, LLC	ARC DDSHRLA001, LLC	ARC DGJSPAL002 LLC
ARC CVBPKMN001, LLC	ARC DDSLVPA001, LLC	ARC DGJSPAL003 LLC
ARC CVCHAAZ001, LLC	ARC DDWLMNC001, LLC	ARC DGKGNOH001 LLC
ARC CVCHHMI001, LLC	ARC DFLVPIL001, LLC	ARC DGLFTLA001 LLC
ARC CVCHIIL001, LLC	ARC DFLWRKS001, LLC	ARC DGLKCLA001 LLC
ARC CVCHIL002,LLC	ARC DFWCHKS001, LLC	ARC DGLRHFL001 LLC
ARC CVCHSNY001 LLC	ARC DGABBLA001, LLC	ARC DGLTCMI001, LLC
ARC CVCOLSC001, LLC	ARC DGADLAL001 LLC	ARC DGLVLLA001 LLC
ARC CVCOPTX001, LLC	ARC DGALSMI001, LLC	ARC DGMCLMI001, LLC
ARC CVCRDNC001, LLC	ARC DGBKYMI001, LLC	ARC DGMLVLA001 LLC
ARC CVCSTIN001, LLC	ARC DGBMTTX001 LLC	ARC DGMMTLA001 LLC
ARC CVDECGA001, LLC	ARC DGBNTMO001 LLC	ARC DGMNRLA001, LLC
ARC CVDRYFL001, LLC	ARC DGBSMAL001 LLC	ARC DGMNVIN001 LLC
ARC CVEELGA001, LLC	ARC DGBSNKY001 LLC	ARC DGMRSIL001, LLC
ARC CVGNVFL001, LLC	ARC DGCATIL001, LLC	ARC DGMTATX001 LLC
ARC CVHLSNC001, LLC	ARC DGCCPMO001 LLC	ARC DGMTSIA001 LLC
ARC CVHSVMO001, LLC	ARC DGCDNOH001 LLC	ARC DGMTZIL001, LLC
ARC CVJKVFL001, LLC	ARC DGCLBIL001, LLC	ARC DGNMKMI001, LLC
ARC CVKGCVA001, LLC	ARC DGCNTMI001 LLC	ARC DGNPTOH001 LLC
ARC CVMOLIL001, LLC	ARC DGCPCTX001 LLC	ARC DGOKHOH001 LLC
ARC CVNVLMI001, LLC	ARC DGCPMMI001, LLC	ARC DGOLKAL001 LLC
	ARC DGCRGIL001, LLC	ARC DGOLSLA001 LLC
ARC DGCVLAL001 LLC

ARC DGOROMO001 LLC	ARC DGPNKMI001	LLC ARC DGPVTLA001,

Schedule 8.13

LLC ARC DGQNCMO001	ARC FELSVKY001, LLC	ARC HVLSDPA001 LP
LLC ARC DGRBLLA001,	ARC FENPXAZ001 LLC	ARC HVPMTPA001 LP
LLC ARC DGSATTX001	ARC FESACCA001, LLC	ARC HVSGHPA001 LP
LLC ARC DGSBTTN001	ARC FESAGMI001 LLC	ARC HVSHPA0001 LP
LLC ARC DGSHNMI001	ARC FESHRTX001 LLC	ARC HVSPKPA001 LP
LLC ARC DGSLBAL001	ARC FESPFMO001, LLC	ARC HVSTNPA001 LP
LLC ARC DGSMTFL001,	ARC FESPKWA001 LLC	ARC HVSTNPA002 LP
LLC ARC DGSPHMI001,	ARC FESSAPA001, LP	ARC HVSVPA0001 LP
LLC ARC DGSSTAL001	ARC FESTCMN001, LLC	ARC HVWPTPA001 LP
LLC ARC DGSTJMI001,	ARC FESXFSD001, LLC	ARC HVWYMPA001 LP
LLC ARC DGSVLOH001	ARC FEWLBNH001 LLC	ARC IHABQNM001, LLC
LLC ARC DGTBYAL001	ARC FRAPVCA001, LLC	ARC IHALXLA001, LLC
LLC ARC DGTKSMI001	ARC FRSHLCA001, LLC	ARC IHBRGLA001, LLC
LLC ARC DGTRTAL001	ARC FTMTGIL001, LLC	ARC IHBUFGA001, LLC
LLC ARC DGUVLMO001	ARC FTSCHIL001, LLC	ARC IHBVROR001, LLC
LLC ARC DGWLLMI001,	ARC GEMSKWI001, LLC	ARC IHCINOH001, LLC
LLC ARC DGWMRLA001	ARC GSBRKNY001 LLC	ARC IHCTVUT001, LLC
LLC ARC DGWTLIA001	ARC GSBRNTX001, LLC	ARC IHCVLVA001, LLC
LLC ARC ESBKYMO001,	ARC GSCOSCO001,LLC	ARC IHEPSTX001, LLC
LLC ARC ESSTLMO001,	ARC GSDALTX001, LLC	ARC IHEPSTX002, LLC
LLC ARC FEAARMI001,	ARC GSEAGTX001 LLC	ARC IHHHDSC001, LLC
LLC ARC FEBKYWV001,	ARC GSKNXTN001 LLC	ARC IHLVRCA001, LLC
LLC ARC FEBNXNY001,	ARC GSMESAZ001 LLC	ARC IHMPHTN001, LLC
LLC ARC FEBTMMD001,	ARC GSNPRFL001, LLC	ARC IHMPHTN002, LLC
LLC ARC FECNTOH001	ARC GSPARTX001, LLC	ARC IHPKRCO001, LLC
LLC ARC FEDGCKS001,	ARC GSPARWV001, LLC	ARC IHROAVA001, LLC
LLC ARC FEEGBNY001	ARC GSREDCA001 LLC	ARC IHROCNY001, LLC
LLC ARC FEGFKND001,	ARC GSSCYIA001, LLC	ARC IHSALOR001, LLC
LLC ARC FEGRNOH001,	ARC GSSVAAZ001 LLC	ARC IHSGLTX001, LLC
LLC ARC FEHAYKS001,	ARC HDAUSGA001, LLC	ARC IHSHWKS001, LLC
LLC ARC FEHOUTX 001	ARC HDTPAKS001, LLC	ARC IHSPFMO001, LLC
LLC	ARC HVHVPA0001 LP	ARC IHTPKKS001, LLC
ARC FEHOUTX MEMBER LLC	ARC HVLHNPA001 LP	ARC Income Properties II, LLC
ARC FELNCNE001, LLC	ARC HVLNDPA001 LP	ARC Initial PE Member LLC
	ARC HVLNDPA002 LP	ARC JBBEATX001, LLC
	ARC HVLRKPA001 LP	ARC JBCCRTX001 LLC

Schedule 9.13

ARC JBDESMO001 LLC	ARC NTDLVGA001, LLC	ARC CCALBGA001, LLC
ARC JBFERTX001, LLC	ARC NTKNSGA001, LLC	ARC CCALBGA001, LLC
ARC JBFORTX001, LLC	ARC NTLBNGA001, LLC	ARC CCALBGA001, LLC
ARC JBHOUTX001 LLC	ARC ORBVAMI001, LLC	ARC CCALBGA001, LLC
ARC JBSHOTX001, LLC	ARC ORJOLIL001, LLC	ARC CCALBGA001, LLC
ARC JBTDAOR001 LLC	ARC ORRSVMI001, LLC	ARC CCALBGA001, LLC
ARC JBVANWA001 LLC	ARC ORSGNMI001, LLC	ARC CCALBGA001, LLC
ARC JBVICTX001, LLC	ARC ORWFDMI001, LLC	ARC PANJOH54 LLC Member LLC
ARC JBVICTX002, LLC	ARC PANJOH54 LLC	ARC PA-QRS Trust
ARC JJAMHNY001, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC JJLKGNY001, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC JJPLYMA001, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC JJWATNJ001, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGADRIA001 LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGBLVMO001,LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGBLVMO002, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGFGRMO001, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGHLSMO001, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGMNTMO001, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGNLAIA001 LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGRGVMO001, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGSPFMO001, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGSPFMO002, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGSPFMO004, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGSPFMO005, LLC	ARC CCALBGA001, LLC	ARC CHNLKIL001, LLC
ARC KGSPFMO006, LLC	ARC CCALBGA001, LLC	ARC PA-QRS Trust Member LLC
ARC KGSPFMO007, LLC	ARC CCALBGA001, LLC	ARC PBLVGNV001, LLC
ARC KGSPFMO008, LLC	ARC CCALBGA001, LLC	ARC PBNWLPA001, LLC
ARC KGWYVMO001, LLC	ARC CCALBGA001, LLC	ARC PBSTKCA001, LLC
ARC KHCLNIL001, LLC	ARC CCALBGA001, LLC	ARC PLBKVOH001, LLC
ARC KHGTNKY001, LLC	ARC CCALBGA001, LLC	ARC PMOTTIL001, LLC
ARC LMLUFTX001 LLC	ARC CCALBGA001, LLC	ARC QTDECGA001, LLC
ARC LWAUGGA001 LLC	ARC CCALBGA001, LLC	ARC RACADOH001,LLC
ARC LWKNXTN001, LLC	ARC CCALBGA001, LLC	ARC RACAROH001, LLC
ARC MBOKCOK001, LLC	ARC CCALBGA001, LLC	ARC RACARPA0001, LP
ARC MBWESTX001, LLC	ARC CCALBGA001, LLC

Schedule 10.13

ARC RAELPOH001, LLC	ARC SEBRDFL001, LLC	ARC WBPCFL0001
ARC RALISOH001, LLC	ARC SEMTDFL001, LLC	ARC WGACWGA001, LLC
ARC RAPITPA001, LP	ARC SJHSPAR001, LLC	ARC WGAMTLA001, LLC
ARC RBSLCUT001 LLC	ARC SJHSPAR002, LLC	ARC WGANGNY001, LLC
ARC RNAUGGA001, LLC	ARC SJHSPAR003, LLC	ARC WGAUBNY001, LLC
ARC RNDKSTN001, LLC	ARC SSNANNY001, LLC	ARC WGAUBNY002, LLC
ARC RNKSCKS001, LLC	ARC SYGRINY001 LLC	ARC WGAUSTX001, LLC
ARC RNMPHTN001, LLC	ARC THAUBNY001, LLC	ARC WGBKLNY001 LLC
ARC RNNAUSC001, LLC	ARC TITUCAZ001, LLC	ARC WGBKLNY002 LLC
ARC RNNCSIN001, LLC	ARC TJPTLME001, LLC	ARC WGBYRMS001, LLC
ARC RNSMPTN001, LLC	ARC TMDKBIL001, LLC	ARC WGCHEAL001, LLC
ARC RNSVLGA001, LLC	ARC TPCANNY001, LLC	ARC WGCNWSC001, LLC
ARC RNVLDGA001, LLC	ARC TRSMBR001 LLC	ARC WGELKIN001, LLC
ARC ROCK17MA LLC	ARC TRSMBR002 LLC	ARC WGFSTMS001, LLC
ARC ROCK17MA LLC	ARC TRSMBR003 LLC	ARC WGGRCNY001, LLC
ARC ROCK17MA LLC	ARC TRSMBR004 LLC	ARC WGGRCNY002, LLC
ARC ROCK17MA LLC	ARC TRSNRCA001, LLC	ARC WGGRPMN001, LLC
ARC ROCK17MA LLC	ARC TSDEMAL001, LLC	ARC WGIRDNY001, LLC
ARC ROCK17MA LLC	ARC TSDUBPA001 LLC	ARC WGJOLIL001, LLC
ARC ROCK17MA LLC	ARC TSELBPA001 LLC	ARC WGLERNY001, LLC
ARC ROCK17MA LLC	ARC TSFRCSC001 LLC	ARC WGLSPGA001, LLC
ARC ROCK17MA LLC	ARC TSKMZMI001, LLC	ARC WGMARVA001, LLC
ARC ROCK17MA LLC	ARC TSLWBWV001 LLC	ARC WGMFDOH001, LLC
ARC ROCK17MA LLC	ARC TSMDNGA001 LLC	ARC WGMRCLA001, LLC
ARC ROCK17MA LLC	ARC TSMNFPA001 LLC	ARC WGMRYOH001, LLC
ARC ROCK17MA LLC	ARC TSMRKLA001, LLC	ARC WGMTPMI001, LLC
ARC ROCK17MA LLC	ARC TSNBSTX001, LLC	ARC WGOPKNY001, LLC
ARC ROCK17MA LLC	ARC TSPTKCT001, LLC	ARC WGOTTIA001, LLC
ARC ROCK17MA LLC	ARC USMNEMN001, LLC	ARC WGPLTNY001, LLC
ARC ROCK17MA LLC	ARC VACLDID001, LLC	ARC WGPTHNY001 LLC
ARC ROCK17MA LLC	ARC VZHRMMD001 SUB, LLC	ARC WGPYNNY001, LLC
ARC ROCK17MA LLC	ARC VZHRMMD001, LLC	ARC WGQNSNY001 LLC
ARC RRBDFTX001 LLC	ARC WBPBFL0001	ARC WGQNSNY002 LLC
ARC SCAUGGA001 LLC		ARC WGQNSNY003 LLC
ARC WGSBLVT001, LLC
ARC WGSEATX 001, LLC

Schedule 11.13

ARC WGSYRNY001, LLC	ARCKGSPFMO003, LLC	Fresenius
ARC WGUAROH001, LLC	BSFS	LWAGHTWV, LLC
ARC WMBLYAR001, LLC	CRE JV Mixed Five IL 1 Branch Holdings LLC	LWAGLVKY 1, LLC
ARC WMEBBPA001, LLC	CRE JV Mixed Five IL 1 Branch Holdings LLC	LWAGLVKY 2, LLC
ARC WPIACIA001, LLC	CRE JV Mixed Five IL 1 Branch Holdings LLC	LWAGLVKY 3, LLC
ARC WPMRNOH001 LLC	CVS	LWAGMFKY, LLC
ARC WRELPTX001, LLC	CVS - 15	LWAGPTIN, LLC
ARC WWALLPA001, LLC	DST entity - DST I	LWAGRCKY, LLC
ARC WWYKTVA001, LLC	DST entity - DST I - ARC FESSPA001 DST
ARCAACRSMS001, LLC	DST entity - DST II - ARC WBPBFL0001 LLC

Part (b).	Other Equity Investments.
None.
Part (c).	Owners of Equity Interests in each Property Owner.

American Realty Capital Operating Partnership, L.P. – 100%

Schedule 6.13

SCHEDULE 6.18

INTELLECTUAL PROPERTY MATTERS

None.

SCHEDULE 8.01

EXISTING LIENS

None.

SCHEDULE 8.13

INDEBTEDNESS

None.

EXECUTION VERSION SCHEDULE 11.02

ADMINISTRATIVE AGENT’S OFFICE;
CERTAIN ADDRESSES FOR NOTICES

PARENT AND BORROWER:

c/o American Realty Capital 405 Park Avenue, 15th Floor New York, New York

Attn: William M. Kahane

with a copy to:

c/o American Realty Capital 405 Park Avenue, 15th Floor New York, New York

Attn: Jesse C. Galloway

ADMINISTRATIVE AGENT:

Administrative Agent’s Office

(for payments and Requests for Credit Extensions):

RBS Citizens, N.A.

1215 Superior Avenue

Cleveland, Ohio 44114

Ref: American Realty Capital Partnership, L.P. Credit Facility

with a copy to (other for payments and Requests for Credit Extensions):

Riemer & Braunstein LLP Three Center Plaza

Boston, Massachusetts 02108 Attn: Kevin J. Lyons, Esq.

L/C ISSUER:

RBS Citizens, N.A.

20 Cabot Road

Mail Stop: MMF470

Medford, Massachusetts 02155

Ref: American Realty Capital Partnership, L.P. Credit Facility

[Counterpart to Subsidiary Guaranty Agreement]

EXHIBIT B
Form of Counterpart to Subsidiary Guaranty

COUNTERPART TO SUBSIDIARY GUARANTY AGREEMENT

In witness whereof, the undersigned Additional Guarantor has caused this Counterpart to Subsidiary Guaranty Agreement (“Counterpart”) to be executed and delivered by its officer thereunto duly authorized as of February 28, 2012. Schedule 1 sets forth a list of the each Additional Guarantor executing this Counterpart. Each Additional Guarantor acknowledges and agrees that by its execution of this Counterpart it shall become a Guarantor under and be bound by the terms of that certain Subsidiary Guaranty Agreement, dated as of August 17, 2011 (as amended, modified, supplemented, or restated from time to time), related to that certain Credit Agreement dated as of August 17, 2011 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), among American Realty Capital Operating Partnership, L.P., American Realty Capital Trust, Inc., the Lenders thereto, and RBS Citizens, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Credit Agreement.

ADDITIONAL GUARANTORS: [INSERT SIGNATURE BLOCK FOR ADDITIONAL GUARANOTORS]

By:
Name:
Title:

EXECUTION VERSION

SCHEDULE 1

ADDITIONAL GUARANTORS

1.	ARC ARABLOH001, LLC
2.	ARC ARABRNC001, LLC
3.	ARC ARBYCMI001, LLC
4.	ARC ARCBYPA001, LLC
5.	ARC ARCTDNY001, LLC
6.	ARC ARGIDNE001, LLC
7.	ARC ARHDNFL001, LLC
8.	ARC ARKTGOH001, LLC
9.	ARC ARMLNSC001, LLC
10.	ARC AROCTNY001, LLC
11.	ARC ARPBLCO001, LLC
12.	ARC ARPCLFL001, LLC
13.	ARC ARPHRFL001, LLC
14.	ARC ARPQAOH001, LLC
15.	ARC ARRLDMS001, LLC
16.	ARC ARRTDNY001, LLC
17.	ARC ARSPHFL001,LLC
18.	ARC ARVCTTX001, LLC
19.	ARC AZCLBSC001, LLC
20.	ARC BFABQNM001, DST
21.	ARC BFALLTX001, DST
22.	ARC BFCRWTX001, DST
23.	ARC BFEDMOK001, LLC
24.	ARC BFLGCTX001, DST
25.	ARC BFMDBFL001, LLC
26.	ARC BFOKCOK001, LLC
27.	ARC BFOWAOK001, LLC
28.	ARC BFRKWTX001, DST
29.	ARC BFTULOK001, LLC
30.	ARC BFWTFTX001, DST
31.	ARC BFYKNOK001, LLC
32.	ARC BSPRCAR001, LLC
33.	ARC CAOMHNE001, LLC
34.	ARC CVCHSNY001, LLC
35.	ARC CVRKRNC001, LLC
36.	ARC DDSLVPA001, LLC
37.	ARC DFLVPIL001, LLC
38.	ARC DGADLAL001, LLC
39.	ARC DGBMNOH001, LLC
40.	ARC DGBMTTX001, LLC
41.	ARC DGBNTMO001, LLC
42.	ARC DGBSMAL001, LLC
43.	ARC DGBSNKY001, LLC
44.	ARC DGCATIL001, LLC
45.	ARC DGCCPMO001, LLC

[Pledge Amendment]

46.	ARC DGCDNOH001, LLC
47.	ARC DGCLBIL001, LLC
48.	ARC DGCNTMI001, LLC
49.	ARC DGCPCTX001, LLC
50.	ARC DGCRGIL001, LLC
51.	ARC DGCVLAL001, LLC
52.	ARC DGDRNKY001, LLC
53.	ARC DGDSNLA001, LLC
54.	ARC DGDTNOH001, LLC
55.	ARC DGELSTX001, LLC
56.	ARC DGFYTOH001, LLC
57.	ARC DGGDNMI001, LLC
58.	ARC DGGNSTX001, LLC
59.	ARC DGIWNGA001, LLC
60.	ARC DGJSNMO001, LLC
61.	ARC DGJSPAL001, LLC
62.	ARC DGJSPAL002, LLC
63.	ARC DGJSPAL003, LLC
64.	ARC DGKGNOH001, LLC
65.	ARC DGLFTLA001, LLC
66.	ARC DGLRHFL001, LLC
67.	ARC DGLTCMI001, LLC
68.	ARC DGLVLLA001, LLC
69.	ARC DGMCLMI001, LLC
70.	ARC DGMLVLA001, LLC
71.	ARC DGMMTLA001, LLC
72.	ARC DGMTATX001, LLC
73.	ARC DGMTSIA001, LLC
74.	ARC DGNPTOH001, LLC
75.	ARC DGOKHOH001, LLC
76.	ARC DGOLKAL001, LLC
77.	ARC DGOLSLA001, LLC
78.	ARC DGOROMO001, LLC
79.	ARC DGPNKMI001, LLC
80.	ARC DGQNCMO001, LLC
81.	ARC DGRBLLA001, LLC
82.	ARC DGSATTX001, LLC
83.	ARC DGSBTTN001, LLC
84.	ARC DGSHNMI001, LLC
85.	ARC DGSLBAL001, LLC
86.	ARC DGSSTAL001, LLC
87.	ARC DGSTJMI001, LLC
88.	ARC DGSVLOH001, LLC
89.	ARC DGTBYAL001, LLC
90.	ARC DGTKSMI001, LLC
91.	ARC DGUVLMO001, LLC
92.	ARC DGWTLIA001, LLC

Schedule I to

Pledge Amendment

93.	ARC FECNTOH001, LLC
94.	ARC FEEGBNY001, LLC
95.	ARC FEGRNOH001, LLC
96.	ARC FENPXAZ001, LLC
97.	ARC FESAGMI001, LLC
98.	ARC FESHRTX001, LLC
99.	ARC FEWLBNH001, LLC
100.	ARC GSBRKNY001, LLC
101.	ARC GSBRNTX001, LLC
102.	ARC GSCOSCO001, LLC
103.	ARC GSDALTX001, LLC
104.	ARC GSEAGTX001, LLC
105.	ARC GSKNXTN001, LLC
106.	ARC GSNPRFL001, LLC
107.	ARC GSPARTX001, LLC
108.	ARC GSPARWV001, LLC
109.	ARC GSREDCA001, LLC
110.	ARC GSSCYIA001, LLC
111.	ARC GSSVAAZ001, LLC
112.	ARC HVHVPA0001 GP LLC
113.	ARC HVLHNPA001 GP LLC
114.	ARC HVLNDPA001 GP LLC
115.	ARC HVLNDPA002 GP LLC
116.	ARC HVLRKPA001 GP LLC
117.	ARC HVLSDPA001 GP LLC
118.	ARC HVPMTPA001 GP LLC
119.	ARC HVSGHPA001 GP LLC
120.	ARC HVSHPA0001 GP LLC
121.	ARC HVSPKPA001 GP LLC
122.	ARC HVSTNPA001 GP LLC
123.	ARC HVSTNPA002 GP LLC
124.	ARC HVSVPA0001 GP LLC
125.	ARC HVWPTPA001 GP LLC
126.	ARC HVWYMPA001 GP LLC
127.	ARC KGADRIA001, LLC
128.	ARC KGBLVMO001, LLC
129.	ARC KGBLVMO002, LLC
130.	ARC KGFGRMO001, LLC
131.	ARC KGHLSMO001, LLC
132.	ARC KGMNTMO001, LLC
133.	ARC KGNLAIA001, LLC
134.	ARC KGSPFMO001, LLC
135.	ARC KGSPFMO002, LLC
136.	ARC KGSPFMO003, LLC
137.	ARC KGSPFMO004, LLC
138.	ARC KGSPFMO005, LLC
139.	ARC KGSPFMO006, LLC

Schedule I to

Pledge Amendment

140.	ARC KGSPFMO007, LLC
141.	ARC KGSPFMO008, LLC
142.	ARC KGWYVMO001, LLC
143.	ARC LWAUGGA001, LLC
144.	ARC MBOKCOK001, LLC
145.	ARC MBWESTX001, LLC
146.	ARC ORBVAMI001, LLC
147.	ARC ORRSVMI001, LLC
148.	ARC ORSGNMI001, LLC
149.	ARC PMOTTIL001, LLC
150.	ARC RNAUGGA001, LLC
151.	ARC RNDKSTN001, LLC
152.	ARC RNKSCKS001, LLC
153.	ARC RNMPHTN001, LLC
154.	ARC RNNAUSC001, LLC
155.	ARC RNNCSIN001, LLC
156.	ARC RNSMPTN001, LLC
157.	ARC RNSVLGA001, LLC
158.	ARC RNVLDGA001, LLC
159.	ARC TJPTLME001, LLC
160.	ARC TSFRCSC001, LLC
161.	ARC TSKMZMI001, LLC
162.	ARC TSMDNGA001, LLC
163.	ARC TSPTKCT001, LLC
164.	ARC VACLDID001, LLC
165.	ARC WGANGNY001, LLC
166.	ARC WGBKLNY001 LLC
167.	ARC WGBKLNY002 LLC
168.	ARC WGELKIN001, LLC
169.	ARC WGMRCLA001, LLC
170.	ARC WGPTHNY001 LLC
171.	ARC WGQNSNY001 LLC
172.	ARC WGQNSNY002 LLC
173.	ARC WGQNSNY003 LLC
174.	ARC WPMRNOH001, LLC
175.	CRE JV Mixed Five IL 1 Branch Holdings LLC

Schedule I to

Pledge Amendment

EXHIBIT C
Form of Pledge Amendment

PLEDGE AMENDMENT

This Pledge Amendment, dated February 28, 2012, is delivered pursuant to Section 5(d) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated as of August 17, 2011, between the undersigned and RBS Citizens, N.A., as Administrative Agent for the benefit of the Secured Parties, (the “Pledge Agreement;” capitalized terms defined therein being used herein as therein defined), and that the Equity Interests listed on Schedule I to this Pledge Amendment shall be deemed to be part of the Equity Interests pledged under the Pledge Agreement and shall become part of the Collateral and shall secure all Secured Obligations.

PLEDGOR: AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:
Name:
Title:

Acknowledged and Agreed as of the date first written above:

ADDITIONAL GUARANTORS: [INSERT SIGNATURE BLOCK FOR ADDITNIOAL GUARANTORS]

By:
Name:
Title:

[Acknowledgement to Pledge Amendment]

SCHEDULE I to
PLEDGE AMENDMENT

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
1.	American Realty Capital Operating Partnership, L.P.	ARC ARABLOH001, LLC	Delaware	100%
2.	American Realty Capital Operating Partnership, L.P.	ARC ARABRNC001, LLC	Delaware	100%
3.	American Realty Capital Operating Partnership, L.P.	ARC ARBYCMI001, LLC	Delaware	100%
4.	American Realty Capital Operating Partnership, L.P.	ARC ARCBYPA001, LLC	Delaware	100%
5.	American Realty Capital Operating Partnership, L.P.	ARC ARCTDNY001, LLC	Delaware	100%
6.	American Realty Capital Operating Partnership, L.P.	ARC ARGIDNE001, LLC	Delaware	100%
7.	American Realty Capital Operating Partnership, L.P.	ARC ARHDNFL001, LLC	Delaware	100%
8.	American Realty Capital Operating Partnership, L.P.	ARC ARKTGOH001, LLC	Delaware	100%
9.	American Realty Capital Operating Partnership, L.P.	ARC ARMLNSC001, LLC	Delaware	100%
10.	American Realty Capital Operating Partnership, L.P.	ARC AROCTNY001, LLC	Delaware	100%
11.	American Realty Capital Operating Partnership, L.P.	ARC ARPBLCO001, LLC	Delaware	100%
12.	American Realty Capital Operating Partnership, L.P.	ARC ARPCLFL001, LLC	Delaware	100%
13.	American Realty Capital Operating Partnership, L.P.	ARC ARPHRFL001, LLC	Delaware	100%
14.	American Realty Capital Operating Partnership, L.P.	ARC ARPQAOH001, LLC	Delaware	100%
15.	American Realty Capital Operating Partnership, L.P.	ARC ARRLDMS001, LLC	Delaware	100%
16.	American Realty Capital Operating Partnership, L.P.	ARC ARRTDNY001, LLC	Delaware	100%
17.	American Realty Capital Operating Partnership, L.P.	ARC ARSPHFL001,LLC	Delaware	100%
18.	American Realty Capital Operating Partnership, L.P.	ARC ARVCTTX001, LLC	Delaware	100%
19.	American Realty Capital Operating Partnership, L.P.	ARC AZCLBSC001, LLC	Delaware	100%
20.	American Realty Capital Operating Partnership, L.P.	ARC BFABQNM001, DST	Delaware	100%
21.	American Realty Capital Operating Partnership, L.P.	ARC BFALLTX001, DST	Delaware	100%
22.	American Realty Capital Operating Partnership, L.P.	ARC BFCRWTX001, DST	Delaware	100%

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
23.	American Realty Capital Operating Partnership, L.P.	ARC BFEDMOK001, LLC	Delaware	100%
24.	American Realty Capital Operating Partnership, L.P.	ARC BFLGCTX001, DST	Delaware	100%
25.	American Realty Capital Operating Partnership, L.P.	ARC BFMDBFL001, LLC	Delaware	100%
26.	American Realty Capital Operating Partnership, L.P.	ARC BFOKCOK001, LLC	Delaware	100%
27.	American Realty Capital Operating Partnership, L.P.	ARC BFOWAOK001, LLC	Delaware	100%
28.	American Realty Capital Operating Partnership, L.P.	ARC BFRKWTX001, DST	Delaware	100%
29.	American Realty Capital Operating Partnership, L.P.	ARC BFTULOK001, LLC	Delaware	100%
30.	American Realty Capital Operating Partnership, L.P.	ARC BFWTFTX001, DST	Delaware	100%
31.	American Realty Capital Operating Partnership, L.P.	ARC BFYKNOK001, LLC	Delaware	100%
32.	American Realty Capital Operating Partnership, L.P.	ARC BSPRCAR001, LLC	Delaware	100%
33.	American Realty Capital Operating Partnership, L.P.	ARC CAOMHNE001, LLC	Delaware	100%
34.	American Realty Capital Operating Partnership, L.P.	ARC CVCHSNY001, LLC	Delaware	100%
35.	American Realty Capital Operating Partnership, L.P.	ARC CVRKRNC001, LLC	Delaware	100%
36.	American Realty Capital Operating Partnership, L.P.	ARC DDSLVPA001, LLC	Delaware	100%
37.	American Realty Capital Operating Partnership, L.P.	ARC DFLVPIL001, LLC	Delaware	100%
38.	American Realty Capital Operating Partnership, L.P.	ARC DGADLAL001, LLC	Delaware	100%
39.	American Realty Capital Operating Partnership, L.P.	ARC DGBMNOH001, LLC	Delaware	100%
40.	American Realty Capital Operating Partnership, L.P.	ARC DGBMTTX001, LLC	Delaware	100%
41.	American Realty Capital Operating Partnership, L.P.	ARC DGBNTMO001, LLC	Delaware	100%
42.	American Realty Capital Operating Partnership, L.P.	ARC DGBSMAL001, LLC	Delaware	100%
43.	American Realty Capital Operating Partnership, L.P.	ARC DGBSNKY001, LLC	Delaware	100%
44.	American Realty Capital Operating Partnership, L.P.	ARC DGCATIL001, LLC	Delaware	100%
45.	American Realty Capital Operating Partnership, L.P.	ARC DGCCPMO001, LLC	Delaware	100%

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
46.	American Realty Capital Operating Partnership, L.P.	ARC DGCDNOH001, LLC	Delaware	100%
47.	American Realty Capital Operating Partnership, L.P.	ARC DGCLBIL001, LLC	Delaware	100%
48.	American Realty Capital Operating Partnership, L.P.	ARC DGCNTMI001, LLC	Delaware	100%
49.	American Realty Capital Operating Partnership, L.P.	ARC DGCPCTX001, LLC	Delaware	100%
50.	American Realty Capital Operating Partnership, L.P.	ARC DGCRGIL001, LLC	Delaware	100%
51.	American Realty Capital Operating Partnership, L.P.	ARC DGCVLAL001, LLC	Delaware	100%
52.	American Realty Capital Operating Partnership, L.P.	ARC DGDRNKY001, LLC	Delaware	100%
53.	American Realty Capital Operating Partnership, L.P.	ARC DGDSNLA001, LLC	Delaware	100%
54.	American Realty Capital Operating Partnership, L.P.	ARC DGDTNOH001, LLC	Delaware	100%
55.	American Realty Capital Operating Partnership, L.P.	ARC DGELSTX001, LLC	Delaware	100%
56.	American Realty Capital Operating Partnership, L.P.	ARC DGFYTOH001, LLC	Delaware	100%
57.	American Realty Capital Operating Partnership, L.P.	ARC DGGDNMI001, LLC	Delaware	100%
58.	American Realty Capital Operating Partnership, L.P.	ARC DGGNSTX001, LLC	Delaware	100%
59.	American Realty Capital Operating Partnership, L.P.	ARC DGIWNGA001, LLC	Delaware	100%
60.	American Realty Capital Operating Partnership, L.P.	ARC DGJSNMO001, LLC	Delaware	100%
61.	American Realty Capital Operating Partnership, L.P.	ARC DGJSPAL001, LLC	Delaware	100%
62.	American Realty Capital Operating Partnership, L.P.	ARC DGJSPAL002, LLC	Delaware	100%
63.	American Realty Capital Operating Partnership, L.P.	ARC DGJSPAL003, LLC	Delaware	100%
64.	American Realty Capital Operating Partnership, L.P.	ARC DGKGNOH001, LLC	Delaware	100%
65.	American Realty Capital Operating Partnership, L.P.	ARC DGLFTLA001, LLC	Delaware	100%
66.	American Realty Capital Operating Partnership, L.P.	ARC DGLRHFL001, LLC	Delaware	100%
67.	American Realty Capital Operating Partnership, L.P.	ARC DGLTCMI001, LLC	Delaware	100%
68.	American Realty Capital Operating Partnership, L.P.	ARC DGLVLLA001, LLC	Delaware	100%

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
69.	American Realty Capital Operating Partnership, L.P.	ARC DGMCLMI001, LLC	Delaware	100%
70.	American Realty Capital Operating Partnership, L.P.	ARC DGMLVLA001, LLC	Delaware	100%
71.	American Realty Capital Operating Partnership, L.P.	ARC DGMMTLA001, LLC	Delaware	100%
72.	American Realty Capital Operating Partnership, L.P.	ARC DGMTATX001, LLC	Delaware	100%
73.	American Realty Capital Operating Partnership, L.P.	ARC DGMTSIA001, LLC	Delaware	100%
74.	American Realty Capital Operating Partnership, L.P.	ARC DGNPTOH001, LLC	Delaware	100%
75.	American Realty Capital Operating Partnership, L.P.	ARC DGOKHOH001, LLC	Delaware	100%
76.	American Realty Capital Operating Partnership, L.P.	ARC DGOLKAL001, LLC	Delaware	100%
77.	American Realty Capital Operating Partnership, L.P.	ARC DGOLSLA001, LLC	Delaware	100%
78.	American Realty Capital Operating Partnership, L.P.	ARC DGOROMO001, LLC	Delaware	100%
79.	American Realty Capital Operating Partnership, L.P.	ARC DGPNKMI001, LLC	Delaware	100%
80.	American Realty Capital Operating Partnership, L.P.	ARC DGQNCMO001, LLC	Delaware	100%
81.	American Realty Capital Operating Partnership, L.P.	ARC DGRBLLA001, LLC	Delaware	100%
82.	American Realty Capital Operating Partnership, L.P.	ARC DGSATTX001, LLC	Delaware	100%
83.	American Realty Capital Operating Partnership, L.P.	ARC DGSBTTN001, LLC	Delaware	100%
84.	American Realty Capital Operating Partnership, L.P.	ARC DGSHNMI001, LLC	Delaware	100%
85.	American Realty Capital Operating Partnership, L.P.	ARC DGSLBAL001, LLC	Delaware	100%
86.	American Realty Capital Operating Partnership, L.P.	ARC DGSSTAL001, LLC	Delaware	100%
87.	American Realty Capital Operating Partnership, L.P.	ARC DGSTJMI001, LLC	Delaware	100%
88.	American Realty Capital Operating Partnership, L.P.	ARC DGSVLOH001, LLC	Delaware	100%
89.	American Realty Capital Operating Partnership, L.P.	ARC DGTBYAL001, LLC	Delaware	100%
90.	American Realty Capital Operating Partnership, L.P.	ARC DGTKSMI001, LLC	Delaware	100%
91.	American Realty Capital Operating Partnership, L.P.	ARC DGUVLMO001, LLC	Delaware	100%

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
92.	American Realty Capital Operating Partnership, L.P.	ARC DGWTLIA001, LLC	Delaware	100%
93.	American Realty Capital Operating Partnership, L.P.	ARC FECNTOH001, LLC	Delaware	100%
94.	American Realty Capital Operating Partnership, L.P.	ARC FEEGBNY001, LLC	Delaware	100%
95.	American Realty Capital Operating Partnership, L.P.	ARC FEGRNOH001, LLC	Delaware	100%
96.	American Realty Capital Operating Partnership, L.P.	ARC FENPXAZ001, LLC	Delaware	100%
97.	American Realty Capital Operating Partnership, L.P.	ARC FESAGMI001, LLC	Delaware	100%
98.	American Realty Capital Operating Partnership, L.P.	ARC FESHRTX001, LLC	Delaware	100%
99.	American Realty Capital Operating Partnership, L.P.	ARC FEWLBNH001, LLC	Delaware	100%
100.	American Realty Capital Operating Partnership, L.P.	ARC GSBRKNY001, LLC	Delaware	100%
101.	American Realty Capital Operating Partnership, L.P.	ARC GSBRNTX001, LLC	Delaware	100%
102.	American Realty Capital Operating Partnership, L.P.	ARC GSCOSCO001, LLC	Delaware	100%
103.	American Realty Capital Operating Partnership, L.P.	ARC GSDALTX001, LLC	Delaware	100%
104.	American Realty Capital Operating Partnership, L.P.	ARC GSEAGTX001, LLC	Delaware	100%
105.	American Realty Capital Operating Partnership, L.P.	ARC GSKNXTN001, LLC	Delaware	100%
106.	American Realty Capital Operating Partnership, L.P.	ARC GSNPRFL001, LLC	Delaware	100%
107.	American Realty Capital Operating Partnership, L.P.	ARC GSPARTX001, LLC	Delaware	100%
108.	American Realty Capital Operating Partnership, L.P.	ARC GSPARWV001, LLC	Delaware	100%
109.	American Realty Capital Operating Partnership, L.P.	ARC GSREDCA001, LLC	Delaware	100%
110.	American Realty Capital Operating Partnership, L.P.	ARC GSSCYIA001, LLC	Delaware	100%
111.	American Realty Capital Operating Partnership, L.P.	ARC GSSVAAZ001, LLC	Delaware	100%
112.	American Realty Capital Operating Partnership, L.P.	ARC HVHVPA0001 GP LLC	Delaware	100%
113.	American Realty Capital Operating Partnership, L.P.	ARC HVLHNPA001 GP LLC	Delaware	100%
114.	American Realty Capital Operating Partnership, L.P.	ARC HVLNDPA001 GP LLC	Delaware	100%

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
115.	American Realty Capital Operating Partnership, L.P.	ARC HVLNDPA002 GP LLC	Delaware	100%
116.	American Realty Capital Operating Partnership, L.P.	ARC HVLRKPA001 GP LLC	Delaware	100%
117.	American Realty Capital Operating Partnership, L.P.	ARC HVLSDPA001 GP LLC	Delaware	100%
118.	American Realty Capital Operating Partnership, L.P.	ARC HVPMTPA001 GP LLC	Delaware	100%
119.	American Realty Capital Operating Partnership, L.P.	ARC HVSGHPA001 GP LLC	Delaware	100%
120.	American Realty Capital Operating Partnership, L.P.	ARC HVSHPA0001 GP LLC	Delaware	100%
121.	American Realty Capital Operating Partnership, L.P.	ARC HVSPKPA001 GP LLC	Delaware	100%
122.	American Realty Capital Operating Partnership, L.P.	ARC HVSTNPA001 GP LLC	Delaware	100%
123.	American Realty Capital Operating Partnership, L.P.	ARC HVSTNPA002 GP LLC	Delaware	100%
124.	American Realty Capital Operating Partnership, L.P.	ARC HVSVPA0001 GP LLC	Delaware	100%
125.	American Realty Capital Operating Partnership, L.P.	ARC HVWPTPA001 GP LLC	Delaware	100%
126.	American Realty Capital Operating Partnership, L.P.	ARC HVWYMPA001 GP LLC	Delaware	100%
127.	American Realty Capital Operating Partnership, L.P.	ARC KGADRIA001, LLC	Delaware	100%
128.	American Realty Capital Operating Partnership, L.P.	ARC KGBLVMO001, LLC	Delaware	100%
129.	American Realty Capital Operating Partnership, L.P.	ARC KGBLVMO002, LLC	Delaware	100%
130.	American Realty Capital Operating Partnership, L.P.	ARC KGFGRMO001, LLC	Delaware	100%
131.	American Realty Capital Operating Partnership, L.P.	ARC KGHLSMO001, LLC	Delaware	100%
132.	American Realty Capital Operating Partnership, L.P.	ARC KGMNTMO001, LLC	Delaware	100%
133.	American Realty Capital Operating Partnership, L.P.	ARC KGNLAIA001, LLC	Delaware	100%
134.	American Realty Capital Operating Partnership, L.P.	ARC KGSPFMO001, LLC	Delaware	100%
135.	American Realty Capital Operating Partnership, L.P.	ARC KGSPFMO002, LLC	Delaware	100%
136.	American Realty Capital Operating Partnership, L.P.	ARC KGSPFMO003, LLC	Delaware	100%
137.	American Realty Capital Operating Partnership, L.P.	ARC KGSPFMO004, LLC	Delaware	100%

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
138.	American Realty Capital Operating Partnership, L.P.	ARC KGSPFMO005, LLC	Delaware	100%
139.	American Realty Capital Operating Partnership, L.P.	ARC KGSPFMO006, LLC	Delaware	100%
140.	American Realty Capital Operating Partnership, L.P.	ARC KGSPFMO007, LLC	Delaware	100%
141.	American Realty Capital Operating Partnership, L.P.	ARC KGSPFMO008, LLC	Delaware	100%
142.	American Realty Capital Operating Partnership, L.P.	ARC KGWYVMO001, LLC	Delaware	100%
143.	American Realty Capital Operating Partnership, L.P.	ARC LWAUGGA001, LLC	Delaware	100%
144.	American Realty Capital Operating Partnership, L.P.	ARC MBOKCOK001, LLC	Delaware	100%
145.	American Realty Capital Operating Partnership, L.P.	ARC MBWESTX001, LLC	Delaware	100%
146.	American Realty Capital Operating Partnership, L.P.	ARC ORBVAMI001, LLC	Delaware	100%
147.	American Realty Capital Operating Partnership, L.P.	ARC ORRSVMI001, LLC	Delaware	100%
148.	American Realty Capital Operating Partnership, L.P.	ARC ORSGNMI001, LLC	Delaware	100%
149.	American Realty Capital Operating Partnership, L.P.	ARC PMOTTIL001, LLC	Delaware	100%
150.	American Realty Capital Operating Partnership, L.P.	ARC RNAUGGA001, LLC	Delaware	100%
151.	American Realty Capital Operating Partnership, L.P.	ARC RNDKSTN001, LLC	Delaware	100%
152.	American Realty Capital Operating Partnership, L.P.	ARC RNKSCKS001, LLC	Delaware	100%
153.	American Realty Capital Operating Partnership, L.P.	ARC RNMPHTN001, LLC	Delaware	100%
154.	American Realty Capital Operating Partnership, L.P.	ARC RNNAUSC001, LLC	Delaware	100%
155.	American Realty Capital Operating Partnership, L.P.	ARC RNNCSIN001, LLC	Delaware	100%
156.	American Realty Capital Operating Partnership, L.P.	ARC RNSMPTN001, LLC	Delaware	100%
157.	American Realty Capital Operating Partnership, L.P.	ARC RNSVLGA001, LLC	Delaware	100%
158.	American Realty Capital Operating Partnership, L.P.	ARC RNVLDGA001, LLC	Delaware	100%
159.	American Realty Capital Operating Partnership, L.P.	ARC TJPTLME001, LLC	Delaware	100%
160.	American Realty Capital Operating Partnership, L.P.	ARC TSFRCSC001, LLC	Delaware	100%

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
161.	American Realty Capital Operating Partnership, L.P.	ARC TSKMZMI001, LLC	Delaware	100%
162.	American Realty Capital Operating Partnership, L.P.	ARC TSMDNGA001, LLC	Delaware	100%
163.	American Realty Capital Operating Partnership, L.P.	ARC TSPTKCT001, LLC	Delaware	100%
164.	American Realty Capital Operating Partnership, L.P.	ARC VACLDID001, LLC	Delaware	100%
165.	American Realty Capital Operating Partnership, L.P.	ARC WGANGNY001, LLC	Delaware	100%
166.	American Realty Capital Operating Partnership, L.P.	ARC WGBKLNY001 LLC	Delaware	100%
167.	American Realty Capital Operating Partnership, L.P.	ARC WGBKLNY002 LLC	Delaware	100%
168.	American Realty Capital Operating Partnership, L.P.	ARC WGELKIN001, LLC	Delaware	100%
169.	American Realty Capital Operating Partnership, L.P.	ARC WGMRCLA001, LLC	Delaware	100%
170.	American Realty Capital Operating Partnership, L.P.	ARC WGPTHNY001 LLC	Delaware	100%
171.	American Realty Capital Operating Partnership, L.P.	ARC WGQNSNY001 LLC	Delaware	100%
172.	American Realty Capital Operating Partnership, L.P.	ARC WGQNSNY002 LLC	Delaware	100%
173.	American Realty Capital Operating Partnership, L.P.	ARC WGQNSNY003 LLC	Delaware	100%
174.	American Realty Capital Operating Partnership, L.P.	ARC WPMRNOH001, LLC	Delaware	100%
175.	American Realty Capital Operating Partnership, L.P.	CRE JV Mixed Five IL 1 Branch Holdings LLC	Delaware	100%